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American Independence Funds Trust
Semi Annual Report
April 30, 2001




Money Market Fund
Short-Term Bond Fund
Intermediate Bond Fund
Stock Fund
International Multi-Manager Stock Fund
Kansas Tax-Exempt Bond Fund














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Important Customer Information, Investment Products:
 . Are not deposits or obligations of, or guaranteed by, INTRUST Bank, N.A. or any of its affiliates,
 . Are not insured by the FDIC, and
 . Are subject to investment risks, including possible loss of the principal amount invested.
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This material must be accompanied or preceded by a prospectus.

American Independence Funds Trust is distributed by BISYS Fund Services Limited Partnership.
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American Independence Family of Mutual Funds-- April 30, 2001



To Our Shareholders:

     We are pleased to present this semi annual report for the six months ended April 30, 2001, a period when the value of portfolio diversification was never more evident.

     It is no secret that the stock market has had a rough time of it recently. During the last six months, the Standard and Poor's (S&P) 500 Index/1/ declined
12.07 percent, while the Nasdaq Composite Index/2/ -- which skyrocketed throughout the technology sector's booming years -- fell even more sharply, down
37.20 percent.

     However, such broad data obscures the fact that many of our shareholders did quite well during the period, on both absolute and relative bases. While the S&P 500 slid into negative territory, the American Independence Funds Stock Fund rose by 13.13 percent -- outperforming its benchmark by a whopping 25 percentage points. In the foreign arena, the Morgan Stanley Capital International Europe, Australasia and the Far East (MSCI EAFE(R)) Index fell nearly eight percent, but our International Multi-Manager Stock Fund did an excellent job of preserving capital, ticking down just 0.54 percent.*

     On the fixed-income front, the American Independence Short-Term, Intermediate and Kansas Tax-Exempt Bond Funds all posted positive returns that were, historically, quite robust.*

     The broad gains of our bond funds mirrored the advances enjoyed by most sectors of the fixed-income market over the last six months. There were a number of factors that drove bond prices higher. Most visibly, the Federal Reserve
(Fed) reversed its inflation-fighting posture and began an aggressive campaign of interest-rate cuts. Beginning in early January, the Fed lowered the Fed Funds rate -- the rate banks charge one another for overnight loans -- four times before April 30, the end of our reporting period. Shortly after, rates were lowered a fifth consecutive time.

     Overall, since January, these short-term rates have been lowered a full 250 basis points (2.50 percent), a significant amount for such a brief period of time.

     The decision to begin easing credit reflected the Fed's recognition that the economy was weakening faster, and to a greater degree, than was expected. While observers may argue whether we are currently in the midst of simply a "manufacturing recession" or a full-blown, economic recession, there is no question that we are experiencing significantly slower growth. This has been good news for the bond market; when bond traders look at an economic slowdown, they see indications that inflation, their nemesis, is not likely to ignite.

     Stocks, on the other hand, have reacted with not a small measure of volatility. The stock market does not normally react positively in a stagnant economy, in which

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companies find it difficult to grow earnings. However, equities often have served as a fairly reliable forecaster of future economic momentum. Since reaching its recent low on April 4, the S&P 500 Index has rebounded more than 14 percent (as of June 1, 2001). This turnaround might indicate that the economy could begin its recovery six to nine months down the road.

     Obviously, how this state of affairs will play out is presently a matter of conjecture, not certainty. But looking ahead, we are cautiously optimistic about both stocks and bonds. We feel the latter will continue to provide shareholders with steady income, while the former offers investors with long-term outlooks the potential for moderately positive gains. And if the last six months are any indication, keeping to a sensibly crafted, diversified investment plan, could serve you well in a challenging market environment.

     One final note about our fund family: Last November, Galliard Capital Management took the helm of our Kansas Tax-Exempt Bond Fund. With Galliard already managing our other two bond portfolios, we felt that this decision was in concert with our "best of the best" philosophy -- selecting outstanding subadvisors to help us manage your money, and support your investment goals.


Sincerely,

/s/ Thomas S. Gangel, CFA                      /s/ David Bunstine

Thomas S. Gangel, CFA                          David Bunstine
Director of Strategy and Research              President
Chief Investment Officer                       American Independence Funds Trust
INTRUST Financial Services

*Fund performances as quoted or referred to are based on NAV total returns for the six-month period ended April 30, 2001. With their maximum sales charges, the Funds' returns for the period were lower than stated Past performance is no indication of future performance.

This material is authorized for distribution only when preceded or accompanied by a prospectus. INTRUST Financial Services provides investment advisory and other services to the Fund and receives a fee for those services. The Funds are distributed by BISYS Fund Services. Mutual funds are NOT INSURED BY THE FDIC. There is no bank guarantee. Mutual funds may lose value. The vicws expressed in this Shareholder Letter reflect those of the chief investment officer through the end of the period covered by the report, as stated on the cover. The chief investment officer's views are subject to change based on market and other conditions.

/1/ The Standard and Poor's 500 Index is an unmanaged index generally representative of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can incest in its underlying securities.

/2/ The Nasdaq Composite Index is a market capitalization price-only index that tracks performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System-traded foreign common stocks and American Depositary Receipts (ADR).

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American Independence Funds Trust Money Market Fund

The American Independence Funds Trust Money Market Fund is managed by AMR Investment Services, Inc., subadvisor to the Fund.

     Objectives. We seek to provide investors with current income, liquidity and a stable net asset value of $1.00 per share./1/

     Strategy. We invest in high-quality, short-term obligations such as certificates of deposit, commercial paper issued by corporations, bankers' acceptances, bank notes and medium-term notes.

     Starting on January 3, 2001, the Federal Reserve cut the Fed Funds rate -- the rate banks charge one another for overnight loans -- four times during the period. The Fed lowered interest rates for a fifth time right after the end of our reporting period. By early May, the Fed Funds rate was a substantial 250 basis points (2.50%) lower than it was at the end of 2000.

     The Fed's activity directly affects the very short end of the yield curve, where we buy all of our debt securities. While stock investors and most bond traders welcome lower interest rates, money market securities mostly emphasize yield, and falling rates lead to lower yields.

     We took specific measures to keep current income as high as possible for our shareholders. Most significantly, anticipating the Fed's easing bias, we extended the fund's maturity by purchasing fixed-rate securities -- primarily, asset-backed commercial paper in the six-month range.

     Performance. As of April 30, 2001, the Fund's 7-Day SEC yield was 4.66%./2/ The weighted average maturity of the Fund's holdings was 57 days (versus 49 days on October 31, 2000)./3/ Earlier in the period, the Fund's average maturity was out as far as the 70-day range.

     We were not surprised that the Fed lowered rates again in May. But we believe that the Fed could be near the bottom of the rate cycle. We anticipate that the Fed could lower rates again at their June meeting, and then hold off from further cuts if data reveals the beginning of an economic recovery.

     With that in mind, we expect to begin buying shorter-term paper in the months ahead.


/1/ An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund

/2/ Past performance is no indication of future performance. The yield set forth reflects the waiver of a portion of the Fund's fees. In such instances, and without waiver of fees, the yield would have been lower.

/3/ The composition of the Fund's holdings is subject to change.

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American Independence Funds Trust Short-Term Bond Fund

The American Independence Funds Trust Short-Term Bond Fund is managed by Galliard Capital Management, Inc., subadvisor to the Fund.

     Objectives. We seek to provide as high a level of income as is consistent with our philosophy of maintaining liquidity and relative safety of principal, by investing in investment-grade, shorter-term securities.

     Strategy. Our approach does not rely on a forecast of the future direction of interest rates. Our strategy is to utilize fundamental security analysis to find the most attractively priced, higher-yielding securities available. We invest across all sectors of the fixed-income market. We use a rigorous cash flow valuation process and pay strict attention to the timely execution of trades, which can have a significant impact on long-term total return.

     As of April 30, 2001, the portfolio was invested in the following sectors:
U.S. Treasury and agency debentures (30.4% of the Fund's assets), collateralized mortgage obligations (24.3%), corporates (26.6%), medium term/senior notes (4.0%), taxable municipals (4.3%), asset-backed securities (7.2%), and cash equivalents (1.1%). These securities maintained an average credit quality of AA1, with a weighted average maturity of 2.15 years./1/

     The financial markets were impacted by an increasing amount of skepticism about the continuing growth potential of an economy that had grown so robustly throughout the 1990s and into the early part of 2000. In the latter part of 2000, a slew of reports made it increasingly evident that the economy was decelerating and corporate profits were falling. As a result, the Federal Reserve reversed its tightening bias and began to aggressively ease credit. In early January, the Fed announced the first of four, interest-rate cuts it made during the second half of our reporting period. (The Fed lowered rates a fifth time just after the end of the period.)

     To take advantage of what we perceived to be a weakening economy, we tried to keep our exposure relatively short; we focused on the shorter end of the yield curve. With the markets reflecting a great deal of uncertainty about the future of the economy, corporate bonds performed quite poorly. Consequently, while we remained involved in the corporate market, we stressed short-term securities, which were less vulnerable to price fluctuations.

     We also reduced our Treasury exposure and increased our allocation to agency paper and mortgage-backed securities that offered good yield characteristics.

     Performance. For the six months ended April 30,2001, the Fund produced a total return of 5.09%./2/ In comparison, the Lehman Brothers 1-3 Year Government Bond Index (the portfolio's "benchmark") had a total return of 5.38%./3/

     Because the Fed's influence is felt most keenly at the short end of the yield curve, where we do most of our buying, the Fund benefited from the decline in short-term rates.

     Yields on longer bonds, on the other hand, have risen in recent months. With short yields falling and long yields rising, we've seen the yield curve steepen and return to a more normal shape; historically, this has portended future economic growth.

     Going forward, we believe the Fed will probably lower interest rates one or two more times in the near future, which would be constructive for bonds, and the economy in general. When the Fed takes action with regard to interest rates, the result usually impacts economic activity, with a lag of six to eighteen months. With the Fed's series of rate cuts starting in early January, we would hope that economic activity would begin to pick up later this year, perhaps by the fourth calendar quarter.

     With this in mind, we will continue to look at "spread product" -- securities outside the government market -- where an opportunistic stance could result in above-average yields for our shareholders.


/1/ The composition of the Fund's holdings is subject to change.

/2/ NAV total return for the six-month period ended April 30, 2001. With the maximum sales charge of 3.75%, the Fund's return for the period was 1.13%. Past performance is no indication of future performance. The total return set forth reflects the waiver of a portion of the Fund's fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The American Independence Funds Trust Short-Term Bond Fund commenced operations on January 21, 1997. The performance also reflects reinvestment of all dividends and capital-gains distributions. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.

/3/ The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged index generally representative of short-term government bonds. The index does not reflect the deduction of expenses associated with a mutual fund such as investment-management and fund-accounting fees.

Investors cannot invest directly in an index, although they can invest in its underlying securities.

American Independence Funds Trust Intermediate Bond Fund

The American Independence Funds Trust Intermediate Bond Fund is managed by Galliard Capital Management, Inc., subadvisor to the Fund.

     Objectives. We seek to provide as high a level of current income as is consistent with our philosophy of managing the Fund for total return and investing primarily in high-quality fixed income securities.

     Strategy. Our approach does not rely on a forecast of the future direction of interest rates. Our strategy is to utilize fundamental security analysis to find the most attractively priced, higher-yielding securities available. We invest across all sectors of the fixed-income market. We use a rigorous cash flow valuation process and pay strict attention to the timely execution of trades, which can have a significant impact on long-term total return.

          As of April 30, 2001, the portfolio was invested in the following sectors: U.S. Treasury and agency debentures (39.4% of the Fund's assets), corporates (29.1%), medium term/senior notes (5.3%), taxable municipals (8.4%), asset-backed securities (7.5%) and collateralized mortgage obligations (8.9%), cash or cash equivalents (0.4%). These securities maintained an average credit quality of AA1, with a weighted average maturity of 4.53 years./1/

     The financial markets were impacted by an increasing amount of skepticism about the continuing growth potential of an economy that had grown so robustly throughout the 1990s and into the early part of 2000. In the latter part of 2000, a slew of reports made it increasingly evident that the economy was decelerating and corporate profits were falling. As a result, the Federal Reserve reversed its tightening bias and began to aggressively ease credit. In early January, the Fed announced the first of four, interest-rate cuts it made during the second half of our reporting period. (The Fed lowered rates a fifth time just after the end of the period.)

     To take advantage of what we perceived to be a weakening economy, we tried to keep our exposure relatively short; we focused on the shorter end of the yield curve. With the markets reflecting a great deal of uncertainty about the future of the economy, corporate bonds performed quite poorly. Consequently, while we remained involved in the corporate market, we stressed short-term securities, which were less vulnerable to price fluctuations.

     We also reduced our Treasury exposure and increased our allocation to agency paper and mortgage-backed securities that offered good yield characteristics.

     Performance. For the six months ended April 30, 2001, the Fund produced a total return of 6.21%./2/ In comparison, the Lehman Brothers Intermediate Government/Credit Bond Index (the portfolio's "benchmark") had a total return of 6.45%./3/

     Yields on longer bonds, on the other hand, have risen in recent months. With short yields falling and long yields rising, we've seen the yield curve steepen and return to a more normal shape; historically, this has portended future economic growth.

     Going forward, we believe the Fed will probably lower interest rates one or two more times in the near future, which would be constructive for bonds, and the economy in general. When the Fed takes action with regard to interest rates, the result usually impacts economic activity, with a lag of six to eighteen months. With the Fed's series of rate cuts starting in early January, we would hope that economic activity would begin to pick up later this year, perhaps by the fourth calendar quarter.

     With this in mind, we will continue to look at "spread product" -- securities outside the government market -- where an opportunistic stance could result in above-average yields for our shareholders.


/1/ The composition of the Fund's holdings is subject to change.

/2/ NAV total return for the six-month period ended April 30, 2001. With the maximum sales charge of 3.75%, the Fund's return for the period was 2.25%. Past performance is no indication of future performance. The total return set forth reflects the waiver of a portion of the Fund's fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The American Independence Funds Trust Intermediate Bond Fund commenced operations on January 21, 1997. The performance also reflects reinvestment of all dividends and capital-gains distributions. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.

/3/ The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index generally representative of intermediate-term government and corporate bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment-management and fund-accounting fees.

Investors cannot invest directly in an index, although they can invest in its underlying securities.

American Independence Funds Trust Stock Fund

The American Independence Funds Trust Stock Fund is managed by AMR Investment Services, Inc., a wholly owned subsidiary of AMR Corporation. The Fund is subadvised by a portfolio management team from Barrow, Hanley, Mewhinney & Strauss, Inc.

     Objectives. Our primary goal is to provide investors with long-term capital appreciation.

     Strategy. Our style is to identify larger, well-known companies we believe to be undervalued and temporarily out of favor. We stay fully invested, with a
                      -----------
defensive, conservative orientation, based on our belief that superior returns can be achieved while taking below-average risks. Emphasizing low price-to-book valuations, as well as high dividend yields, can provide a measure of protection in down markets. In addition, our equally strong emphasis on low price-to-earnings ratios provides the potential for PE expansion and the generation of strong excess returns in rising markets.

     Our value style of investing, along with judicious stock picking, led to an exceptional total return during the period (see below).

     The Fund's outperformance was due, in large measure, to our lack of exposure to technology stocks, and our overweighted positions in energy, financials and utilities. The S&P 500 Index's technology sector, in which we held no positions, fell 37% during the period. Additionally, the energy, financial and utility sectors all enjoyed absolute and/or relative outperformance, which produced outsized gains in our positions.

     Another outstanding sector for us was consumer cyclicals, which was up significantly during the last six months. This sector contained several stocks that had performed poorly in recent years, but which enjoyed a breathtaking rebound for the period. Some of our winners in this area were K-Mart (2.43% of the Fund's assets), Cendant (2.48%) and May Department Stores (2.43%). Our consumer staples holdings also did quite well, including Imperial Tobacco (2.00%) and Newell Rubbermaid (1.29%).

     As of April 30, 2001, approximately 99.20% of the portfolio was invested in stocks, with 0.80% in cash or cash equivalents./1/

     Performance. For the six months ended April 30, 2001, the Fund produced a total return of 13.13%./2/ In comparison, the S&P 500 Index (the portfolio "benchmark") had a total return of -12.07%./3/ Although the overall market was decidedly bearish, this was a very good period for the Fund, underscored by our significant outperformance relative to our benchmark.

     Looking ahead to the next six to twelve months, we acknowledge that we are not economists or market timers. We are fundamental investors, who seek and buy value stocks wherever we find them. We will say that we're not likely to plunge heavily into the technology sector, which continues to work through problems created by excess capacity in the sector.

     We continue to remain focused on the energy sector, especially oil services companies that provide the equipment and services needed to drill for, and service, oil and natural gas wells. And we expect to remain significantly overweighted in the utilities sector.

/1/ The composition of the Fund's holdings is subject to change.

/2/ NAV total return for the six-month period ended April 30, 2001. With the maximum sales charge of 5.00%, the Fund's return for the period was 7.51%. Past performance is no indication of future performance. The total return set forth reflects the waiver of a portion of the Fund's fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The American Independence Funds Trust Stock Fund commenced operations on January 21, 1997. The performance also reflects reinvestment of all dividends and capital-gains distributions. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.

/3/ The S&P 500 Index is an unmanaged index generally representative of the stock market. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment-management and fund-accounting fees.

Investors cannot invest directly in an index, although they can invest in its underlying securities.

American Independence Funds Trust International Multi-Manager Stock Fund/1/

The American Independence Funds Trust International Multi-Manager Stock Fund seeks to achieve its investment objective by investing all of its investable assets in the AMR Investment Services International Equity Portfolio. This portfolio is managed by AMR Investment Services, Inc., a wholly owned subsidiary of AMR Corporation. Practicing a "multi-manager" investment style, AMR apportions responsibility for making investment management decisions to four subadvisors: Templeton Investment Counsel, Inc. (Templeton), Merrill Lynch, Lazard Asset Management (Lazard), and Independence Investment Associates, Inc.
(IIA).

     Objective. The primary goal is to provide shareholders with long-term capital appreciation by investing primarily in stocks of attractive companies in markets outside the United States.

     Strategy. Three of the portfolio subadvisors employ a value style of investing, with distinct differences. Templeton combines value screens and research with intensive fundamental analysis; Merrill Lynch focuses on earnings and dividend yields; and Lazard searches for undervalued stocks using a country, world and peer group perspective. These three subadvisors all perform fundamental analysis, targeting stocks that have lower valuation ratios, and higher growth prospects, than their respective markets' averages. In addition, analysts routinely visit the companies in which they are interested, to gain firsthand knowledge of companies' products, services and management.

     IIA adds value to the overall portfolio's performance by ranking each of the aggregate portfolio's holdings, relative to its weighting in the Morqan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE(R)) Index./2/ IIA thus identifies those stocks that constitute the underlying managers' "best ideas" and purchases additional shares in those specific stocks.

     As of April 30, 2001, the Fund's portfolio was invested as follows: Europe (62.8%), Asia (24.7%), Canada/Mexico (3.1%), cash and other assets (9.4%)./3/ Although this cash allocation is somewhat higher than normal for us, we're still committed to putting all of our shareholders' money to work in international stocks. To that end, each day we invest existing cash assets in a basket of individual foreign market futures contracts.

     The portfolio benefited considerably from our underweighting in information technology and telecommunications names. During the last six months, those two sectors declined 26% and 23%, respectively; these were, by far, the two worst performing sectors in the index. By holding relatively few technology and telecommunications stocks, we avoided the carnage that damaged many other funds.

     As value managers, we were overweighted in traditional value sectors -- such as industrials, utilities, energy and financials. Some of the stocks that did particularly well for us -- and this underscores our broad, international diversification -- included UPM Kymmene, a Finnish paper company (1.3% of the Fund's assets); ENI, an Italian oil and gas concern (1.4%); Takefuji, Sanyo Shinpan and Shohkoh Finance, three Japanese consumer finance companies (together totaling 1.2%); and Electrolux (1.2%), which produces appliances in Sweden. Clearly, the value arena, where we traditionally find most of the stocks we own, was the place to be throughout the period.

     Performance. For the six months ended April 30, 2001, the Fund produced a total return of --O.54%./4/ In comparison, the MSCI EAFE(R) Index (the portfolio's "benchmark") fell 7.98%, while the MSCI EAFE Value(R) Index declined 2.70%./5/

     For the period, markets around the world were pressured by the sharp decline in technology shares and negative investor sentiment. However, the Fund performed very well, on both an absolute and relative basis, thanks to our value bias.

     Looking to the future, our managers will continue to selectively seek attractively valued companies with above-average growth prospects. Though not abandoning traditional value, our managers now believe that, given the carnage in the technology and telecommunications sectors, it is time to consider buying selected technology and telecommunications stocks, whose prices have been beaten down to attractive levels.

/1/ International investing involves increased risk and volatility.

/2/ The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE(R)) Index is an unmanaged index generally representative of the aggregate performance of international stock markets. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment-management and fund-accounting fees.

/3/ The composition of the Fund's holdings is subject to change.

/4/ NAV total return for the six-month period ended April 30, 2001. With the maximum sales charge of 5.00%, the Fund's return for the period was --5.53%. Past performance is no indication of future performance. The total return set forth reflects the waiver of a portion of the Fund's fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The Fund commenced operations on January 20, 1997 as the INTRUST Funds Trust International Multi-Manager Stock Fund. The performance also reflects reinvestment of all dividends and capital-gains distributions. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed may be worth more or less than their original purchase price.

/5/ The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE(R)) Value Index is constructed by applying the following methodology to each of the 21 countries that comprise EAFE and the aggregating the individual country results. Securities within each country are sorted in ascending order by price/book value and market caps are summed (starting from the top) until approximately 50% of the market capitalization of the country has been reached The resultant subset of stocks are designated as value stocks and they are then market-cap weighted for inclusion in the index.

Investors cannot invest directly in an index, although they can invest in its underlying securities.

American Independence Funds Trust Kansas Tax-Exempt Bond Fund

The American Independence Funds Trust Kansas Tax-Exempt Bond Fund is managed by Galliard Capital Management, Inc., subadvisor to the Fund. Galliard assumed management of the Fund on November 1, 2000.

     Objectives. We seek to preserve capital while providing the highest-available income that is free from both federal and Kansas state income taxes. One hundred percent of the income produced by our portfolio also is exempt from the alternative minimum tax (AMT)./1/

     Strategy. Nearly our entire portfolio is comprised of municipal bonds issued by government entities in the state of Kansas. A small percentage of our holdings can be in various non-Kansas securities, which by their special tax treatment are exempt from federal and Kansas income taxes. We keep the portfolio's average maturity between seven and twelve years.

     As of April 30, 2001, approximately 96.3% of the portfolio was comprised of Kansas bonds -- with 0.2% invested in debt obligations issued in Guam, and 2.8% in cash equivalents.

     The securities within the Fund maintained an average credit quality of AA+, while the portfolio had a weighted average maturity of 9.86 years./2/

     During the period, the Federal Reserve cut short-term interest rates four times (with a fifth consecutive easing just after the period ended). Lower rates are generally good for bonds, though municipal securities don't always respond as dramatically as taxable bonds do.

     Stemming from the latest string of rate cuts, the municipal market was affected more on the short end of the yield curve -- maturities of five years or shorter. In our Fund, we do own a number of shorter-maturity bonds, whose yields came down. However, due to duration, short calls and other factors, the prices on these bonds didn't rise as sharply as might be expected.

     Throughout much of the period, the supply of Kansas muni bonds continued to be limited. Most of the new issues that did come to market were relatively small and inadequately structured for the Fund. This scarcity of fresh product helped to sustain the prices of the existing bonds in our portfolio.

     Performance. For the six months ended April 30, 2001, the Fund produced a total return of 4.28%./3/ In comparison, the Lehman Brothers 7-Year General Obligation Index (the Fund's "benchmark") had a total return of 4.16%./4/

     Looking ahead, we believe the Fed will continue to cut rates, though perhaps not as aggressively as they have over the last four months. We think Fed officials are still concerned with the economy's weakness and will take steps to keep the economy from sliding too far.

     As for the Fund, we continue with our portfolio management style of emphasizing income and quality. We believe our shareholders are mostly interested in our producing tax-free income, with minimal capital gains distributions. This would lead us to "sit" on our coupons, rather than aggressively sell our holdings.

     In a falling, interest-rate environment -- such as the one we are currently experiencing -- selling one bond with a higher coupon and buying a new bond with a lower coupon, could result in a taxable capital gain being passed onto shareholders, as well as less income. (In a tax-free fund such as ours, income generally isn't taxed, but capital gains are.)


/1/ The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

/2/ The composition of the Fund's holdings is subject to change.

/3/ NAV total return for the six-month period ended April 30, 2001. With the maximum sales charge of 3.75%, the Fund's return for the period was 0.40%. Past performance is no indication of future performance. The total return set forth reflects the waiver of a portion of the Fund's fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The performance also reflects reinvestment of all dividends and capital-gains distributions. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.

/4/ The Lehman Brothers 7- Year General Obligations Index is an unmanaged index generally representative of intermediate-term municipal bonds. The index does not reflect the deductions of expenses associated with a mutual fund, such as investment-management and fund-accounting fees.

Investors cannot invest directly in an index, although they can invest in its underlying securities.

AMERICAN INDEPENDENCE FUNDS TRUST
Money Market Fund

--------------------------------------------------------------------------------
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
                                                                 April 30, 2001
                                                                    (Unaudited)
Assets:
Investments, at amortized cost                                      $76,660,999
Interest and dividends receivable                                       388,108
Unamortized organizational costs                                         15,563
Prepaid expenses and other assets                                         4,927
                                                                    -----------
Total Assets                                                         77,069,597

Liabilities:
Dividends payable                                      $   314,960
Accrued expenses and other payables:
    Investment advisory fees                                 9,893
    Service organization fees                                5,276
    Administration fees                                      2,545
    Custodian fees                                           1,319
    Other payables                                          10,119
                                                       -----------
Total Liabilities                                                       344,112
                                                                    -----------

Net Assets consist of:
Capital                                                             $76,692,861
Undistributed net investment income                                      15,907
Accumulated net realized gains on investments                            16,717
                                                                    -----------
Net Assets                                                          $76,725,485
                                                                    ===========

Service Shares:
    Net Assets                                                      $76,725,485
    Outstanding Units of Beneficial Interest (Shares):               76,705,125
    Offering and redemption price per share                         $      1.00
                                                                    ===========


--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------
                                        For the Six Months ended April 30, 2001
                                                                    (Unaudited)
Investment Income:
Interest income                                                     $ 2,565,812
Dividend income                                                          68,664
                                                                    -----------
Total Income                                                          2,634,476

Expenses:
Investment advisory fees                               $   105,983
Service organization fees                                  105,983
12b-1 fees                                                 105,983
Administration fees                                         84,787
Accounting fees                                             15,222
Custodian fees                                               8,478
Transfer agent fees                                          6,000
Other fees                                                  38,754
                                                       -----------

Total expenses before waivers                                           471,190
     Less expenses waived                                              (225,455)
                                                                    -----------
     Net expenses                                                       245,735
                                                                    -----------
Net Investment Income                                                 2,388,741
                                                                    -----------

Realized Gains on Investments:
Net realized gains on investment transactions                            16,717
                                                                    -----------

Increase in Net Assets Resulting from
     Operations                                                     $ 2,405,458
                                                                    ===========


                      See Notes to Financial Statements.

AMERICAN INDEPENDENCE FUNDS TRUST
Money Market Fund

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                    For the                    For the
                                                               Six Months ended              Year ended
                                                                April 30, 2001               October 31,
                                                                  (Unaudited)                   2000
                                                               ----------------              -------------
From Investment Activities:
Operations:
  Net investment income                                           $   2,388,741              $   4,426,357
  Net realized gains on investment transactions                          16,717                      1,524
                                                                  -------------              -------------
    Change in net assets resulting from operations                    2,405,458                  4,427,881
                                                                  -------------              -------------

Distributions to Shareholders:
  From net investment income                                         (2,388,741)                (4,426,357)
                                                                  -------------              -------------
    Total distributions to shareholders                              (2,388,741)                (4,426,357)
                                                                  -------------              -------------

Capital Transactions:
  Proceeds from shares issued                                       105,443,347                140,644,154
  Dividends reinvested                                                    3,665                      6,752
  Cost of shares redeemed                                          (102,464,820)              (164,289,922)
                                                                  -------------              -------------
    Change in net assets from capital transactions                    2,982,192                (23,639,016)
                                                                  -------------              -------------

Change in net assets                                                  2,998,909                (23,637,492)

Net Assets:
  Beginning of period                                                73,726,576                 97,364,068
                                                                  -------------              -------------
  End of period                                                   $  76,725,485              $  73,726,576
                                                                  =============              =============

Share Transactions:
  Issued                                                            105,443,347                140,644,154
  Reinvested                                                              3,665                      6,752
  Redeemed                                                         (102,464,820)              (164,289,922)
                                                                  -------------              -------------
    Change in shares                                                  2,982,192                (23,639,016)
                                                                  =============              =============

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Short-Term Bond Fund

--------------------------------------------------------------------------------
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
                                                                  April 30, 2001
                                                                     (Unaudited)
Assets:
Investments, at value (cost $46,907,799)                           $ 47,672,030
Investments in affiliates, at value (cost $543,049)                     543,049
                                                                   ------------
    Total Investments                                                48,215,079
Interest and dividends receivable                                       538,548
Receivable for investments sold                                       1,106,187
Unamortized organizational costs                                          4,447
Prepaid expenses and other assets                                           929
                                                                   ------------
Total Assets                                                         49,865,190

Liabilities:
Securities purchased payable                           $   375,232
Dividends payable                                          217,906
Accrued expenses and other payables:
    Investment advisory fees                                 7,802
    Service organization fees                                3,285
    Administration fees                                      1,622
    Custodian fees                                             821
    Other payables                                           9,309
                                                      ------------
Total Liabilities                                                       615,977
                                                                   ------------

Net Assets consist of:
Capital                                                            $ 48,606,923
Undistributed net investment income                                       3,027
Accumulated net realized losses on investment
    transactions                                                       (124,968)
Net unrealized appreciation of investments                              764,231
                                                                   ------------
Net Assets                                                         $ 49,249,213
                                                                   ============

Service Shares:
    Net Assets                                                     $ 49,249,213
    Outstanding Units of Beneficial Interest (Shares):                4,838,555
    Redemption price per share                                     $      10.18
                                                                   ============

    Maximum Sales Charge - Service Shares                                  3.75%
                                                                   ------------

    Maximum Offering Price
       (100%/(100%-Maximum Sales Charge) of
       net asset value adjusted to the nearest cent)
       per share - Service Shares                                  $      10.58
                                                                   ============


--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------
                                        For the Six Months ended April 30, 2001
                                                                    (Unaudited)
Investment Income:
Interest income                                                    $  1,555,503
Dividend income from affiliates                                          37,000
                                                                   ------------
Total Income                                                          1,592,503

Expenses:
Investment advisory fees                              $    101,476
Service organization fees                                   63,448
12b-1 fees                                                  63,448
Administration fees                                         50,759
Accounting fees                                             19,381
Transfer agent fees                                          6,000
Custodian fees                                               5,075
Other fees                                                  18,494
                                                      ------------

Total expenses before waivers                                           328,081
Less expenses waived                                                   (164,841)
                                                                   ------------
     Net expenses                                                       163,240
                                                                   ------------
Net Investment Income                                                 1,429,263
                                                                   ------------

Realized/Unrealized Gains on Investments:
Net realized gains on investment
     transactions                                                       332,628
Net change in unrealized appreciation/depreciation
     of investments                                                     786,339
                                                                   ------------
Net realized/unrealized gains on investments                          1,118,967
                                                                   ------------

Increase in Net Assets Resulting from
     Operations                                                    $  2,548,230
                                                                   ============

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Short-Term Bond Fund

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                For the              For the
                                                                            Six Months ended        Year ended
                                                                             April 30, 2001         October 31,
                                                                              (Unaudited)              2000
                                                                            ----------------       -------------
From Investment Activities:
Operations:
    Net investment income                                                    $  1,429,263          $  3,133,622
    Net realized gains/(losses) on investment transactions                        332,628              (444,448)
    Net change in unrealized appreciation/depreciation of investments             786,339               723,912
                                                                             ------------          ------------
        Change in net assets resulting from operations                          2,548,230             3,413,086
                                                                             ------------          ------------

Distributions to Shareholders:
    From net investment income                                                 (1,429,263)           (3,133,622)
    From net realized gains on investment transactions                                 --                (2,270)
    In excess of net realized gains                                                    --               (14,814)
                                                                             ------------          ------------
        Total distributions to shareholders                                    (1,429,263)           (3,150,706)
                                                                             ------------          ------------

Capital Transactions:
    Proceeds from shares issued                                                 2,038,764             6,496,223
    Dividends reinvested                                                          466,208             1,031,666
    Cost of shares redeemed                                                    (6,358,895)          (17,107,632)
                                                                             ------------          ------------
        Change in net assets from capital transactions                         (3,853,923)           (9,579,743)
                                                                             ------------          ------------

Change in net assets                                                           (2,734,956)           (9,317,363)

Net Assets:
    Beginning of period                                                        51,984,169            61,301,532
                                                                             ------------          ------------
    End of period                                                            $ 49,249,213          $ 51,984,169
                                                                             ============          ============

Share Transactions:
    Issued                                                                        201,778               658,743
    Reinvested                                                                     46,223               104,650
    Redeemed                                                                     (628,911)           (1,735,867)
                                                                             ------------          ------------
        Change in shares                                                         (380,910)             (972,474)
                                                                             ============          ============

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund

--------------------------------------------------------------------------------
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
                                                                 April 30, 2001
                                                                    (Unaudited)
Assets:
Investments, at value (cost $44,137,623)                           $ 45,049,377
Investments in affiliates, at value (cost $202,198)                     202,198
                                                                   ------------
  Total Investments                                                  45,251,575
Interest and dividends receivable                                       656,861
Receivable for investments sold                                           3,452
Unamortized organizational costs                                          4,118
Prepaid expenses and other assets                                         1,547
                                                                   ------------
Total Assets                                                         45,917,553

Liabilities:
Dividends payable                                     $    202,383
Accrued expenses and other payables:
  Investment advisory fees                                  10,961
  Service organization fees                                  3,024
  Administration fees                                        1,508
  Custodian fees                                               756
  Other payables                                             8,821
                                                      ------------
Total Liabilities                                                       227,453
                                                                   ------------

Net Assets consist of:
Capital                                                            $ 45,736,491
Accumulated net investment loss                                          (1,332)
Accumulated net realized losses on investment
  transactions                                                         (956,813)
Net unrealized appreciation of investments                              911,754
                                                                   ------------
Net Assets                                                         $ 45,690,100
                                                                   ============

Service Shares:
  Net Assets                                                       $ 45,690,100
  Outstanding Units of Beneficial Interest (Shares):                  4,506,928
  Redemption price per share                                       $      10.14
                                                                   ============

  Maximum Sales Charge - Service Shares                                    3.75%
                                                                   ------------

  Maximum Offering Price
     (100%/(100%-Maximum Sales Charge) of
     net asset value adjusted to the nearest cent)
     per share - Service Shares                                    $      10.54
                                                                   ============


--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------
                                        For the Six Months ended April 30, 2001
                                                                    (Unaudited)
Investment Income:
Interest income                                                    $  1,458,637
Dividend income from affiliates                                          13,501
                                                                   ------------
Total Income                                                          1,472,138

Expenses:
Investment advisory fees                              $     91,145
Service organization fees                                   56,989
12b-1 fees                                                  56,989
Administration fees                                         45,591
Accounting fees                                             19,296
Transfer agent fees                                          6,000
Custodian fees                                               4,559
Other fees                                                  16,145
                                                      ------------

Total expenses before waivers                                           296,714
    Less expenses waived                                               (125,809)
                                                                   ------------
    Net expenses                                                        170,905
                                                                   ------------
Net Investment Income                                                 1,301,233
                                                                   ------------

Realized/Unrealized Gains on Investments
Net realized gains on investment transactions                           179,615
Net change in unrealized appreciation/depreciation
    of investments                                                    1,263,510
                                                                   ------------
Net realized/unrealized gains on investments                          1,443,125
                                                                   ------------

Increase in Net Assets Resulting from
    Operations                                                     $  2,744,358
                                                                   ============

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                             For the                 For the
                                                                         Six Months ended          Year ended
                                                                          April 30, 2001           October 31,
                                                                           (Unaudited)                2000
                                                                         ----------------        -------------
From Investment Activities:
Operations:
  Net investment income                                                   $  1,301,233           $  2,959,857
  Net realized gains/(losses) on investment transactions                       179,615             (1,025,742)
  Net change in unrealized appreciation/depreciation of investments          1,263,510                709,200
                                                                          ------------           ------------
     Change in net assets resulting from operations                          2,744,358              2,643,315
                                                                          ------------           ------------

Distributions to Shareholders:
  From net investment income                                                (1,301,233)            (2,959,857)
                                                                          ------------           ------------
     Total distributions to shareholders                                    (1,301,233)            (2,959,857)
                                                                          ------------           ------------

Capital Transactions:
  Proceeds from shares issued                                                3,515,746              9,187,452
  Dividends reinvested                                                         324,343                765,421
  Cost of shares redeemed                                                   (5,684,800)           (19,636,093)
                                                                          ------------           ------------
     Change in net assets from capital transactions                         (1,844,711)            (9,683,220)
                                                                          ------------           ------------

Change in net assets                                                          (401,586)            (9,999,762)

Net Assets:
  Beginning of period                                                       46,091,686             56,091,448
                                                                          ------------           ------------
  End of period                                                           $ 45,690,100           $ 46,091,686
                                                                          ============           ============

Share Transactions:
  Issued                                                                       346,817                946,052
  Reinvested                                                                    32,287                 78,733
  Redeemed                                                                    (564,262)            (2,022,973)
                                                                          ------------           ------------
     Change in shares                                                         (185,158)              (998,188)
                                                                          ============           ============

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Stock Fund

--------------------------------------------------------------------------------
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
                                                                 April 30, 2001
                                                                    (Unaudited)
Assets:
Investments, at value (cost $69,939,515)                           $ 86,865,265
Investments in affiliates, at value (cost $711,661)                     711,661
                                                                   ------------
   Total Investments                                                 87,576,926
Dividends receivable                                                    163,120
Unamortized organizational costs                                          6,987
Prepaid expenses and other assets                                           733
                                                                   ------------
Total Assets                                                         87,747,766

Liabilities:
Securities purchased payable                          $     67,149
Accrued expenses and other payables:
   Investment advisory fees                                 60,420
   Service organization fees                                 5,556
   Administration fees                                       2,862
   Custodian fees                                            1,389
   Other payables                                           11,712
                                                      ------------
Total Liabilities                                                       149,088
                                                                   ------------

Net Assets consist of:
Capital                                                            $ 77,562,136
Undistributed net investment income                                     358,238
Accumulated net realized losses on investment
   transactions                                                      (7,247,446)
Net unrealized appreciation of investments                           16,925,750
                                                                   ------------
Net Assets                                                         $ 87,598,678
                                                                   ============

Service Shares:
   Net Assets                                                      $ 87,598,678
   Outstanding Units of Beneficial Interest (Shares):                 7,097,477
   Redemption price per share                                      $      12.34
                                                                   ============

   Maximum Sales Charge - Service Shares                                   5.00%
                                                                   ------------

   Maximum Offering Price
      (100%/(100%-Maximum Sales Charge) of
      net asset value adjusted to the nearest cent)
      per share - Service Shares                                   $      12.99
                                                                   ============


--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------
                                        For the Six Months ended April 30, 2001
                                                                    (Unaudited)
Investment Income:
Dividend income                                                    $  1,072,986
Dividend income from affiliates                                          49,160
Foreign tax withholding                                                  (1,710)
                                                                   ------------
    Total Income                                                      1,120,436

Expenses:
Investment advisory fees                              $    414,937
Service organization fees                                  103,734
12b-1 fees                                                 103,734
Administration fees                                         82,987
Accounting fees                                             18,273
Custodian fees                                               8,298
Transfer agent fees                                          6,000
Other fees                                                  36,562
                                                      ------------

Total expenses before waivers                                           774,525
    Less expenses waived                                               (232,097)
                                                                   ------------
    Net expenses                                                        542,428
                                                                   ------------
Net Investment Income                                                   578,008
                                                                   ------------

Realized/Unrealized Gains on
    Investments:
Net realized gains on investment
    transactions                                                      1,653,653
Net change in unrealized appreciation/depreciation
    of investments                                                    8,156,894
                                                                   ------------
Net realized/unrealized gains on
    investments                                                       9,810,547
                                                                   ------------

Increase in Net Assets Resulting from
    Operations                                                     $ 10,388,555
                                                                   ============


                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Stock Fund

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                For the                 For the
                                                                            Six Months ended          Year ended
                                                                             April 30, 2001           October 31,
                                                                              (Unaudited)                2000
                                                                            ----------------        --------------
From Investment Activities:
Operations:
   Net investment income                                                     $     578,008          $   1,425,585
   Net realized gains/(losses) on investment transactions                        1,653,653             (7,121,471)
   Net change in unrealized appreciation/depreciation of investments             8,156,894             13,891,151
                                                                             -------------          -------------
     Change in net assets resulting from operations                             10,388,555              8,195,265
                                                                             -------------          -------------

Distributions to Shareholders:
   From net investment income                                                   (1,351,372)            (1,086,190)
   From net realized gains on investment transactions                                   --             (2,064,548)
   In excess of net realized gains                                                      --             (1,779,623)
                                                                             -------------          -------------
     Total distributions to shareholders                                        (1,351,372)            (4,930,361)
                                                                             -------------          -------------

Capital Transactions:
   Proceeds from shares issued                                                   6,123,554             14,660,955
   Dividends reinvested                                                            698,998              2,679,001
   Cost of shares redeemed                                                     (12,052,050)           (40,193,379)
                                                                             -------------          -------------
     Change in net assets from capital transactions                             (5,229,498)           (22,853,423)
                                                                             -------------          -------------

Change in net assets                                                             3,807,685            (19,588,519)

Net Assets:
   Beginning of period                                                          83,790,993            103,379,512
                                                                             -------------          -------------
   End of period                                                             $  87,598,678          $  83,790,993
                                                                             =============          =============

Share Transactions:
   Issued                                                                          532,235              1,508,920
   Reinvested                                                                       63,430                293,428
   Redeemed                                                                     (1,052,198)            (4,256,474)
                                                                             -------------          -------------
     Change in shares                                                             (456,533)            (2,454,126)
                                                                             =============          =============

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
International Multi-Manager Stock Fund

--------------------------------------------------------------------------------
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
                                                                 April 30, 2001
                                                                    (Unaudited)
Assets:
Investment in AMR Investment Services
   International Equity Portfolio,
    at value (cost $59,568,764)                                    $ 56,587,388
Unamortized organizational costs                                          2,678
Prepaid expenses and other assets                                         1,436
                                                                   ------------
Total Assets                                                         56,591,502

Liabilities:
Accrued expenses and other payables:
   Investment advisory fees                           $     15,838
   Service organization fees                                 3,620
   Administration fees                                       1,388
   Other payables                                            8,760
                                                      ------------
Total Liabilities                                                        29,606
                                                                   ------------

Net Assets consist of:
Capital                                                            $ 58,928,461
Undistributed net investment income                                     163,380
Accumulated net realized gains on investment
   transactions                                                         451,431
Net unrealized depreciation of investments                           (2,981,376)
                                                                   ------------
Net Assets                                                         $ 56,561,896
                                                                   ============

Service Shares:
   Net Assets                                                      $ 56,561,896
   Outstanding Units of Beneficial Interest (Shares):                 5,120,935
   Redemption price per share                                      $      11.05
                                                                   ============

   Maximum Sales Charge - Service Shares                                   5.00%
                                                                   ------------

   Maximum Offering Price
    (100%/(100%-Maximum Sales Charge) of
    net asset value adjusted to the nearest cent)
    per share - Service Shares                                     $      11.63
                                                                   ============

--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------
                                        For the Six Months ended April 30, 2001
                                                                    (Unaudited)
Investment Income Allocated from
International Equity Portfolio:
Income from International Equity Portfolio                         $    734,686
Foreign tax withholding                                                (102,171)
Expenses from International Equity Portfolio                           (133,306)
                                                                   ------------
Total Income                                                            499,209

Expenses:
Investment advisory fees                              $    114,526
Service organization fees                                   71,612
12b-1 fees                                                  71,612
Administration fees                                         42,967
Accounting fees                                             14,632
Transfer agent fees                                          6,000
Other fees                                                  22,465
                                                      ------------

Total expenses before waivers                                           343,814
    Less expenses waived                                               (138,835)
                                                                   ------------
    Net expenses                                                        204,979
                                                                   ------------
Net Investment Income                                                   294,230
                                                                   ------------

Realized/Unrealized Gains/(Losses) on
    Investments:
Net realized gains on investment
    transactions                                                        742,386
Net change in unrealized appreciation/depreciation
    of investments                                                   (1,390,029)
                                                                   ------------
Net realized/unrealized gains/(losses) on
    investments                                                        (647,643)
                                                                   ------------

Change in Net Assets Resulting from
    Operations                                                     $   (353,413)
                                                                   ============

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
International Multi-Manager Stock Fund

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                               For the               For the
                                                                           Six Months ended         Year ended
                                                                            April 30, 2001          October 31,
                                                                              (Unaudited)              2000
                                                                           ----------------       --------------
From Investment Activities:
Operations:
   Net investment income                                                    $    294,230          $    741,657
   Net realized gains on investment transactions                                 742,386             6,228,475
   Net change in unrealized appreciation/depreciation of investments          (1,390,029)           (5,224,492)
                                                                            ------------          ------------
      Change in net assets resulting from operations                            (353,413)            1,745,640
                                                                            ------------          ------------

Distributions to Shareholders:
   From net investment income                                                   (354,960)             (854,824)
   From net realized gains on investment transactions                         (7,158,192)           (2,856,562)
                                                                            ------------          ------------
      Total distribution to shareholders                                      (7,513,152)           (3,711,386)
                                                                            ------------          ------------

Capital Transactions:
   Proceeds from shares issued                                                 5,860,579            14,104,077
   Dividends reinvested                                                        3,852,501             1,938,090
   Cost of shares redeemed                                                    (5,453,903)          (17,348,356)
                                                                            ------------          ------------
      Change in net assets from capital transactions                           4,259,177            (1,306,189)
                                                                            ------------          ------------

Change in net assets                                                          (3,607,388)           (3,271,935)

Net Assets:
   Beginning of period                                                        60,169,284            63,441,219
                                                                            ------------          ------------
   End of period                                                            $ 56,561,896          $ 60,169,284
                                                                            ============          ============

Share Transactions:
   Issued                                                                        507,832             1,063,497
   Reinvested                                                                    344,281               144,850
   Redeemed                                                                     (467,822)           (1,295,298)
                                                                            ------------          ------------
      Change in shares                                                           384,291               (86,951)
                                                                            ============          ============

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund

--------------------------------------------------------------------------------
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
                                                                 April 30, 2001
                                                                    (Unaudited)
Assets:
Investments, at value (cost $137,003,776)                         $ 138,762,064
Interest and dividends receivable                                     1,584,668
Prepaid expenses and other assets                                           498
                                                                  -------------
Total Assets                                                        140,347,230

Liabilities:
Dividends payable                                    $     511,080
Accrued expenses and other payables:
   Investment advisory fees                                  7,415
   Service organization fees                                 9,197
   Administration fees                                       4,597
   Custodian fees                                            2,299
   Other payables                                           37,374
                                                     -------------
Total Liabilities                                                       571,962
                                                                  -------------

Net Assets consist of:
Capital                                                             140,077,973
Distributions in excess of net investment income                         (9,895)
Accumulated net realized losses on investment
   transactions                                                      (2,051,098)
Net unrealized appreciation of investments                            1,758,288
                                                                  -------------
Net Assets                                                        $ 139,775,268
                                                                  =============

Service Shares:
   Net Assets                                                     $ 139,775,268
   Outstanding Units of Beneficial Interest (Shares):                13,241,897
   Redemption price per share                                     $       10.56
                                                                  =============

   Maximum Sales Charge - Service Shares                                   3.75%
                                                                  -------------

   Maximum Offering Price
      (100%/(100%-Maximum Sales Charge) of
      net asset value adjusted to the nearest cent)
      per share - Service Shares                                  $       10.97
                                                                  =============

--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------
                                        For the Six Months ended April 30, 2001
                                                                    (Unaudited)
Investment Income:
Interest Income                                                   $   3,456,672
Dividend income                                                          34,805
                                                                  -------------
Total Income                                                          3,491,477

Expenses:
Investment advisory fees                             $     209,646
Service organization fees                                  174,772
12b-1 fees                                                 174,772
Administration fees                                        139,817
Accounting fees                                             29,179
Custodian fees                                              13,981
Transfer agent fees                                          6,000
Other fees                                                  50,632
                                                     -------------

Total expenses before waivers                                           798,799
    Less expenses waived                                               (383,038)
                                                                  -------------
    Net expenses                                                        415,761
                                                                  -------------
Net Investment Income                                                 3,075,716
                                                                  -------------

Realized/Unrealized Gains/(Losses) on
    Investments:
Net realized losses on investment
    transactions                                                        (13,048)
Net change in unrealized appreciation/depreciation
    of investments                                                    2,806,212
                                                                  -------------
Net realized/unrealized gains/(losses) on
    investments                                                       2,793,164
                                                                  -------------

Increase in Net Assets Resulting from
    Operations                                                    $   5,868,880
                                                                  =============

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                 For the               For the
                                                                             Six Months ended         Year ended
                                                                              April 30, 2001          October 31,
                                                                                (Unaudited)              2000
                                                                             ----------------       --------------
From Investment Activities:
Operations:
    Net investment income                                                    $   3,075,716          $   6,444,851
    Net realized losses on investment transactions                                 (13,048)            (1,380,263)
    Net change in unrealized appreciation/depreciation of investments            2,806,212              4,371,752
                                                                             -------------          -------------
        Change in net assets resulting from operations                           5,868,880              9,436,340
                                                                             -------------          -------------

Distributions to Shareholders:
    From net investment income                                                  (3,087,875)            (6,444,851)
                                                                             -------------          -------------
        Total distributions to shareholders                                     (3,087,875)            (6,444,851)
                                                                             -------------          -------------

Capital Transactions:
    Proceeds from shares issued                                                  9,028,728             24,653,585
    Dividends reinvested                                                           247,561                696,883
    Cost of shares redeemed                                                    (12,914,871)           (33,316,258)
                                                                             -------------          -------------
        Change in net assets from capital transactions                          (3,638,582)            (7,965,790)
                                                                             -------------          -------------

Change in net assets                                                              (857,577)            (4,974,301)

Net Assets:
    Beginning of period                                                        140,632,845            145,607,146
                                                                             -------------          -------------
    End of period                                                            $ 139,775,268          $ 140,632,845
                                                                             =============          =============

Share Transactions:
    Issued                                                                         851,282              2,417,845
    Reinvested                                                                      23,450                 68,775
    Redeemed                                                                    (1,218,733)            (3,285,208)
                                                                             -------------          -------------
        Change in shares                                                          (344,001)              (798,588)
                                                                             =============          =============

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Money Market Fund
Schedule of Portfolio Investments
April 30, 2001
(Unaudited)

                                                    Principal
                                                      Amount                  Value
                                                      ------                  -----
Bank Notes  (23.8%)
Banking  (23.8%)

Banco Popular de Puerto Rico, 5.45%*,              $  3,000,000           $  3,000,000
5/25/01

Banco Popular de Puerto Rico, 5.74%*,                 1,500,000              1,500,000
6/1/01

Bank of America Corp., 5.11%*,                        3,000,000              3,000,223
6/11/01

Bank One Corp., 5.11%*, 6/7/01                        3,000,000              3,000,390
Branch Banking & Trust, 5.36%*,                       3,000,000              2,999,827
5/17/01

Fleet National Bank, 4.36%*, 7/31/01                  1,750,000              1,750,218
US Bank NA/Minnesota, 5.07%*,                         3,000,000              3,001,624
6/18/01                                                                      ---------

Total Bank Notes (Cost $18,252,282)                                         18,252,282
                                                                            ----------

Commercial Paper (35.0%)
Asset Backed Securities (15.6%)
Kitty Hawk Funding Corp., 4.51%**,                    4,000,000              3,930,346
9/17/01

Moat Funding LLC, 5.06%**, 8/10/01 (c)                4,439,000              4,375,984

Stellar Funding, 4.72%**, 8/13/01 (c)                 1,606,000              1,584,101

Tulip Funding Corp., 5.95%**, 7/10/01 (c)             2,132,000              2,107,334
                                                                             ---------
                                                                            11,997,765
                                                                            ----------
Food Products & Services (3.9%)
Unilever Capital Corp., 5.11%*, 6/7/01 (c)            3,000,000              3,000,000
                                                                             ---------

Foreign Banking (15.5%)
Abbey National NA., 5.25%**,                          4,000,000              3,959,167
7/10/01

Den Danske Corp., 6.10%**, 6/14/01                    4,000,000              3,970,177
UBS Finance LLC., 5.71%**, 7/3/01                     4,000,000              3,960,030
                                                                             ---------
                                                                            11,889,374
                                                                            ----------
Total Commercial Paper (Cost $26,887,139)                                   26,887,139
                                                                            ----------

Funding Agreements (3.9%)
The Travelers Insurance Co., 4.83%*,                  3,000,000              3,000,000
7/12/01 (d) /\                                                               ---------
Total Funding Agreements (Cost $3,000,000)                                   3,000,000
                                                                             ---------

AMERICAN INDEPENDENCE FUNDS TRUST
Money Market Fund
Schedule of Portfolio Investments
April 30, 2001
(Unaudited)

                                                    Principal
                                                  Amount/Shares               Value
                                                  -------------               -----
Medium Term/Senior Notes (31.3%)
Banking (11.8%)

Firstar Corp., 5.64%*, 5/3/01                       $ 3,000,000            $ 3,002,259
Wachovia Bank, 5.09%*, 6/4/01                         3,000,000              2,999,992
Wells Fargo Co., 5.23%*, 6/15/01                      3,000,000              3,002,560
                                                                             ---------
                                                                             9,004,811
                                                                             ---------
Banking & Finance (3.9%)
Credit Suisse First Boston, 4.73%*,                   3,000,000              3,000,000
7/16/01 (b)                                                                  ---------

Financial Services (7.8%)
Associates Corp., 4.85%*, 7/5/01                      3,000,000              3,000,595
Merrill Lynch & Co., 5.61%*, 5/1/01                   3,000,000              3,001,625
                                                                             ---------
                                                                             6,002,220
                                                                             ---------
Motor Vehicles (3.9%)
American Honda Finance, 4.89%*,                       3,000,000              3,000,000
6/22/01 (b)                                                                  ---------

Telecommunications (3.9%)
Vodafone Group PLC, 5.08%*, 6/21/01 (b)               3,000,000              3,001,852
                                                                             ---------
Total Medium Term/Senior Notes (Cost $24,008,883)                           24,008,883
                                                                            ----------
Promissory Notes (3.9%)
Financial Services (3.9%)
Goldman Sachs, 4.27%**, 12/27/01 (e)                  3,000,000              3,000,000
                                                                             ---------

Total Promissory Notes (Cost $3,000,000)                                     3,000,000
                                                                             ---------

Investment Companies (2.0%)
AIM Liquid Assets Portfolio                             183,187                183,187
CitiFund Institutional Liquid Reserves                1,328,639              1,328,639
Deutsche Cash Reserves Fund                                 869                    869
                                                                                   ---
Total Investment Companies (Cost $1,512,695)                                 1,512,695
                                                                             ---------

Total Investments (Cost $76,660,999) (a) - 99.9%                            76,660,999
Other assets in excess of liabilities - 0.1%                                    64,486
                                                                                ------
TOTAL NET ASSETS - 100.0%                                                  $76,725,485
                                                                            ==========
----------

AMERICAN INDEPENDENCE FUNDS TRUST
Money Market Fund
Schedule of Portfolio Investments
April 30, 2001
(Unaudited)


(a) Cost for federal income tax and financial reporting purposes are the same.

(b) Represents a restricted security purchased under Rule 144A which is exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid by procedures approved by the board of trustees.

(c) Represents section 4(2) commercial paper which is exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid by procedures approved by the board of trustees.

(d) Includes 90-day unconditional put.

(e) Includes 7-day unconditional put.

* Variable rate securities. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at April 30, 2001. Maturity date reflects next rate change date.

** Discount securities. The rate represents the effective yield on date of purchase.

/\ Illiquid security with a market value which represents 3.9% of the market value of the Fund's investments.

LLC - Limited Liability Corporation
PLC - Public Limited Company (British)

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST
Short-Term Bond Fund
Schedule of Portfolio Investments
April 30, 2001
(Unaudited)

                                                             Principal                  Market
                                                               Amount                    Value
                                                               ------                    -----
Asset Backed Securities (7.2%)

Capital Auto Receivables Asset Trust,                         $1,000,000               $1,000,326
Series 2000-1, Class A5, 5.10%*,
5/15/01

Household Consumer Loan Trust, Series                            407,769                  408,517
 1995-1, Class A, 5.28%*, 5/15/01


Main Place Fund, Series 1999-1,                                1,000,000                  998,535
5.47%*, 5/25/01

MBNA Master Credit Card Trust, Series                            750,000                  751,213
 1998-I, Class A, 5.28%*, 5/15/01

Residential Asset Securities Corp.,                              400,000                  400,284
Series 1997-KS3, Class MII1, 4.93%*,                                                      -------
5/25/01

Total Asset Backed Securities (Cost $3,558,829)                                         3,558,875
                                                                                       ----------

Collateralized Mortgage Obligations (24.3%)
Commercial Loan Funding Trust, Series                            160,178                  160,178
 1, Class A, 5.59%*, 5/15/01 (b)

Fannie Mae, Series 1999-35, Class PH,                            500,000                  503,083
6.00%, 6/25/20

Fannie Mae, Series 1999-19, Class LA,                          1,750,000                1,758,723
6.50%, 9/25/08

Fannie Mae, Series 1999-19, Class PB,                          1,500,000                1,504,358
6.00%, 6/25/08

Fannie Mae, Series 1999-19, Class PC,                          1,250,000                1,263,181
6.00%, 9/25/14

Freddie Mac, Series 2298, Class PG,                            1,100,000                1,106,661
6.00%, 5/15/19

Freddie Mac, Series 1694, Class A,                               750,000                  764,966
6.50%, 9/15/23

Freddie Mac, Series 1708, Class B,                                 8,474                    8,465
6.00%, 4/15/06

Freddie Mac, Series 2091, Class PC,                            1,250,000                1,260,006
6.00%, 6/15/16

Independent National Mortgage Corp.,                             127,948                  129,684
Series 1994-X, Class A2, 9.23%*,
5/1/01

Mall of America Capital Co., LLC,                                600,000                  600,000
Series 2000-1, Class A, 5.49%*, 5/12/01 (b)

Merrill Lynch Mortgage Investors, Inc.,                          308,963                  308,914
Series 1993-F, Class A3, 5.62%*,
5/15/01


Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Short-Term Bond Fund
Schedule of Portfolio Investments
April 30, 2001
(Unaudited)

                                                                             Principal                  Market
                                                                               Amount                    Value
                                                                               ------                    -----
Merrill Lynch Mortgage Investors, Inc.,                                    $    94,774               $    94,568
Series 1992-H, Class A1-1, 8.38%*,
5/1/01

Merrill Lynch Mortgage Investors, Inc.,                                        114,048                   116,349
Series 1994-D, Class A, 8.61%*, 5/1/01

Merrill Lynch Mortgage Investors, Inc.,                                         12,850                    12,796
Series 1994-I, Class A1, 8.62%*, 5/1/01

Small Business Administration, Series                                          481,477                   513,807
2000-10C, Class 1, 7.88%, 5/1/10

Vendee Mortgage Trust, Department of Veteran                                 1,500,000                 1,523,437
Affairs, Series 2001-1, Class 2B, 7.00%, 12/15/22

Vendee Mortgage Trust, Department of Veteran                                   360,910                   362,666
                                                                                                         -------
Affairs, Series 1993-1, Class E, 7.00%, 1/15/16

Total Collateralized Mortgage Obligations (Cost $11,912,091)                                          11,991,842
                                                                                                      ----------

Corporate Bonds (26.6%)
Aerospace/Defense Equipment (0.5%)
Raytheon Co., 5.73%*, 6/1/01                                                   225,000                   225,052
                                                                                                         -------
Automotive (0.3%)
TRW, Inc., 6.63%, 6/1/04                                                       165,000                   164,233
                                                                                                         -------
Banking (1.8%)
Bank One Corp., 7.63%, 8/1/05                                                  125,000                   132,114
First Union Corp., 6.95%, 11/1/04                                              300,000                   310,627
PNC Bank N.A., 7.88%, 4/15/05                                                  400,000                   423,437
                                                                                                         -------
                                                                                                         866,178
Chemicals (0.3%)                                                                                         -------

Praxair, Inc., 6.75%, 3/1/03                                                   160,000                   163,445
                                                                                                         -------
Computer Hardware (0.8%)
Sun Microsystems, Inc., 7.00%,                                                 375,000                   379,809
8/15/02                                                                                                  -------

Electric - Generation (0.3%)
Reliant Energy, Inc., 7.40%, 11/15/02 (b)                                      150,000                   153,497
                                                                                                         -------

Financial Services (11.9%)
Federal Home Loan Bank, 5.13%, 9/15/03                                       5,500,000                 5,538,444

Qwest Capital Funding, 6.13%, 7/15/02                                          350,000                   352,856
                                                                                                         -------
                                                                                                       5,891,300
Food/Beverage Products (0.9%)                                                                          ---------
Kellogg Co., 5.50%, 4/1/03 (b)                                                 150,000                   150,421
Whitman Corp., 7.50%, 8/15/01                                                  300,000                   302,184
                                                                                                         -------
                                                                                                         452,605
Industrial Goods & Services (0.2%)                                                                       -------
Cargill, Inc., 7.72%, 2/12/02 (b)                                              111,083                   113,526
                                                                                                         -------

Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Short-Term Bond Fund
Schedule of Portfolio Investments
April 30, 2001
(Unaudited)

                                                                  Principal                    Market
                                                                    Amount                      Value
                                                                    ------                      -----
Insurance (0.4%)
AON Corp., 6.90%, 7/1/04                                       $    200,000                 $    204,694
                                                                                                 -------
Multimedia (0.4%)
Viacom, Inc., 6.75%, 1/15/03                                        170,000                      173,709
                                                                                                 -------
Oil & Gas Exploration Products & Services (1.8%)
Anadarko Petroleum Corp., 6.80%, 7/2/02                             400,000                      406,904
R&B Falcon Corp., Series B, 6.75%, 4/15/05                          200,000                      202,688
Union Pacific Resources, 6.50%, 5/15/05                             275,000                      277,910
                                                                                                 -------
                                                                                                 887,502
                                                                                                 -------
Oil Field Services (1.0%)
Colonial Pipeline, 7.13%, 8/15/02 (b)                               500,000                      510,070
                                                                                                 -------
Paper & Related Products (0.5%)
International Paper Co., 8.00%, 7/8/03 (b)                          225,000                      234,452
                                                                                                 -------

Pipelines (1.2%)
Enron Corp., 9.13%, 4/1/03                                          400,000                      424,995
Williams Cos., Inc., 6.63%, 11/15/04                                150,000                      152,017
                                                                                                 -------
                                                                                                 577,012
                                                                                                 -------
Railroads (0.8%)
Union Pacific Corp., 5.43%*, 7/2/01                                 385,000                      385,860
                                                                                                 -------
Restaurants/Food Services (1.6%)
McDonald's Corp., 6.00%, 6/23/02                                    800,000                      811,498
                                                                                                 -------
Special Purpose Entity (0.3%)
Monumental Global Funding, 6.05%,                                   150,000                      149,800
1/19/06 (b)                                                                                      -------

Telecommunications (1.6%)
AT&T Corp., 5.63%, 3/15/04                                          375,000                      370,343
Sprint Corp., 8.13%, 7/15/02                                        400,000                      411,015
                                                                                                 -------
                                                                                                 781,358
                                                                                                 -------
Total Corporate Bonds (Cost $12,989,020)                                                      13,125,600
                                                                                              ----------

Medium Term/Senior Notes (4.0%)
Banking (0.8%)
Mercantile Bancorp, 7.05%, 6/15/04                                  400,000                      413,300
                                                                                                 -------
Diversified (1.6%)
USAA Capital Corp., 6.90%, 11/01/02 (b)                             750,000                      769,424
                                                                                                 -------

Finance (1.6%)
Ford Motor Credit Co., 5.88%*, 6/8/01                               375,000                      375,214
Verizon Global Funding Corp., 4.97%*, 6/21/01                       400,000                      400,607
                                                                                                 -------
                                                                                                 775,821
                                                                                                 -------
Total Medium Term/Senior Notes (Cost $1,936,221)                                               1,958,545
                                                                                               ---------

Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Short-Term Bond Fund
Schedule of Portfolio Investments
April 30, 2001
(Unaudited)

                                                                                      Principal                    Market
                                                                                        Amount                      Value
                                                                                        ------                      -----
Taxable Municipal Bonds (4.3%)
Connecticut (0.8%)
State, GO, 6.50%, 12/1/03                                                          $    375,000                 $    387,971
                                                                                                                     -------
Chicago-Neighborhoods (0.9%)
State, GO, 7.30%, 1/1/04, Non-Callable, FGIC                                            400,000                      420,280
                                                                                                                     -------

Mississippi (0.5%)
State, GO, 6.00%, 2/1/05                                                                250,000                      252,890
                                                                                                                     -------
New Jersey (1.6%)
Hudson County, GO, 6.09%, 9/1/05, FSA                                                   765,000                      790,720
                                                                                                                     -------

Oregon (0.5%)
Cow Creek Band Umpqua Tribe of                                                          245,000                      250,882
                                                                                                                     -------
Indians, Revenue, Series A, 6.20%,
7/1/03, AMBAC (b)

Total Taxable Municipal Bonds (Cost $2,038,851)                                                                    2,102,743
                                                                                                                   ---------

U.S. Government Agencies (23.0%)
Fannie Mae (16.4%)
7.40%*, 5/1/01                                                                          214,011                      215,617
7.15%, 11/1/03                                                                        1,438,810                    1,485,130
5.13%, 2/13/04                                                                        4,500,000                    4,530,550
6.00%, 11/1/14                                                                        1,203,748                    1,198,512
8.50%, 8/1/30                                                                           603,147                      632,922
                                                                                                                   ---------
                                                                                                                   8,062,731
                                                                                                                   ---------
Freddie Mac (6.6%)
5.25%, 2/15/04                                                                        3,250,000                    3,274,749
                                                                                                                   ---------
Total U.S. Government Agencies (Cost $11,031,325)                                                                 11,337,480
                                                                                                                  ----------

U.S. Government Agency Pass-Through Securities (1.0%)
Fannie Mae (0.3%)
7.34%*, 5/1/01, Pool #365421                                                            160,921                      164,085
                                                                                                                     -------
Freddie Mac (0.2%)
8.32%*, 5/1/01, Pool #846367                                                            114,735                      117,979
                                                                                                                     -------
Small Business Administration (0.5%)
8.62%*, 5/1/01, Pool #503653                                                             51,265                       54,067
8.48%*, 5/1/01, Pool #503664                                                             94,290                      100,217
9.23%*, 5/1/01, Pool #502966                                                             30,173                       32,824
                                                                                                                     -------
                                                                                                                     187,108
                                                                                                                     -------
Total U.S. Government Agency Pass-Through Securities (Cost $461,125)                                                 469,172
                                                                                                                     -------

U.S. Government Bond (3.0%)
Housing and Urban Development (3.0%)
7.13%, 8/1/03                                                                         1,400,000                    1,469,779
                                                                                                                   ---------
Total U.S. Government Bond (Cost $1,400,000)                                                                       1,469,779
                                                                                                                   ---------


Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Short-Term Bond Fund
Schedule of Portfolio Investments
April 30, 2001
(Unaudited)

                                                                Principal                      Market
                                                              Amount/Shares                     Value
                                                              -------------                     -----
U.S. Treasury Obligations (3.4%)
U.S. Treasury Notes (3.4%)
5.88%,11/15/04                                                  $ 1,600,000                  $ 1,657,994
                                                                                             -----------
Total U.S. Treasury Obligations (Cost $1,580,337)                                              1,657,994
                                                                                             -----------
Investment Companies (1.1%)
American AAdvantage U.S. Government                                 543,049                      543,049
                                                                                             -----------
Money Market Fund (c)

Total Investment Companies (Cost $543,049)                                                       543,049
                                                                                             -----------

Total Investments (Cost $47,450,848) (a) -- 97.9%                                             48,215,079
Other assets in excess of liabilities -- 2.1%                                                  1,034,134
                                                                                             -----------
TOTAL NET ASSETS -- 100.0%                                                                   $49,249,213
                                                                                             ===========
-------

* Variable rate securities. This rate reflected on the Schedule of Portfolio Investments is the rate in effect at April 30, 2001. Maturity date is next rate change date.

(a) Represents cost for federal tax and financial reporting purposes and differs from market value by net unrealized appreciation of securities as follows:

Unrealized appreciation             $ 773,249
Unrealized depreciation                (9,018)
                                    ---------
Net unrealized appreciation         $ 764,231
                                    =========


(b) Represents a restricted security purchase under Rule 144A which is exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid by procedures approved by the board of trustees.

(c) Affiliate.

AMBAC - Insured by AMBAC Indemnity Corp.
FGIC - Insured by Financial Guaranty Insurance Corp.
FSA - Insured by Financial Security Assurance Inc.
GO - General Obligation
LLC - Limited Liability Corp.
See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund

Schedule of Portfolio Investments
April 30, 2001
(Unaudited)

                                                                        Principal                      Market
                                                                          Amount                       Value
                                                                          ------                       -----
Asset Backed Securities (7.5%)

EQCC Home Equity Loan Trust, Series                                       $   565,500                 $   576,302
1995-3, Class A4, 7.10%, 2/15/12

EQCC Home Equity Loan Trust, Series                                           700,000                     724,193
1996-2, Class A4, 7.50%, 6/15/21

Green Tree Financial Corp., Series                                            451,426                     443,152
1997-7, Class A8, 6.86%, 7/15/29

Household Consumer Loan Trust, Series                                         301,071                     299,889
1997-1, Class A3, 5.39%*, 05/15/01


Main Place Fund, Series 1999-1,                                             1,000,000                     998,534
5.47%*, 5/25/01

Residential Asset Securities Corp.,                                           400,000                     400,284
                                                                                                          -------
Series 1997-KS3, Class MII1, 4.93%*, 5/25/01

Total Asset Backed Securities (Cost $3,421,597)                                                         3,442,354
                                                                                                        ---------

Collateralized Mortgage Obligations (8.9%)

American Housing Trust, Series VI,                                            393,966                     414,664
Class 1-I, 9.15%, 5/25/20

Asset Securitization Corp., Series                                            750,000                     789,385
1997-D4, Class A1C, 7.42%, 4/14/29

Fannie Mae, Series 1999-19, Class PC,                                       1,000,000                   1,010,545
6.00%, 9/25/14

GMAC Commercial Mortgage                                                      350,000                     363,932
Securities, Inc., Series 1996-C1, Class
A2B, 7.22%, 2/15/06

Independent National Mortgage Corp.,                                           27,324                      27,976
Series 1994-V, Class M, 8.97%*, 5/1/01

Merrill Lynch Mortgage Investors, Inc.,                                        94,774                      94,568
Series 1992-H, Class A1-1, 8.38%*, 5/1/01

Merrill Lynch Mortgage Investors, Inc.,                                        12,850                      12,796
Series 1994-I, Class A1, 8.62%*, 5/1/01

Merrill Lynch Mortgage Investors, Inc.,                                     1,000,000                   1,043,235
Series 1997-C1, Class A3, 7.12%, 6/18/29

Resolution Trust Corp., Series 1995-1,                                        287,397                     289,500
Class A2D, 7.50%, 10/25/28

Saco I, Inc., Series 1997-2, Class 1A2,                                        12,001                      11,886
7.00%, 8/25/36                                                                                             ------

Total Collateralized Mortgage Obligations (Cost $3,987,655)                                             4,058,487
                                                                                                        ---------

Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund

Schedule of Portfolio Investments
April 30, 2001
(Unaudited)

                                                          Principal                    Market
                                                           Amount                      Value
                                                           ------                      -----
Corporate Bonds (29.1%)
Airlines (1.1%)
Continental Airlines, Series 972A,                         $   298,010                 $   305,970
7.15%, 6/30/07 (b)

NWA Trust, 8.26%, 3/10/06 (b)                                  168,480                     175,123
                                                                                       -----------
                                                                                           481,093
Automotive (0.3%)
TRW, Inc., 6.63%, 6/1/04                                       150,000                     149,303
                                                                                       -----------
Banking (4.7%)
AmSouth Bancorp, 6.13%, 3/1/09                                 225,000                     206,376
Bank One Corp., 7.63%, 8/1/05                                  300,000                     317,074
Chase Capital VI, 4.94%*, 8/1/01,                              350,000                     317,458
Callable 8/1/03 @ 100

First Bank System, Inc., 7.63%, 5/1/05                         350,000                     367,240

First Union Corp., 6.95%, 11/1/04                              300,000                     310,627
Lincoln National Corp., 7.25%, 5/15/05                         200,000                     207,583
PNC Bank N.A., 7.88%, 4/15/05                                  350,000                     370,507
                                                                                       -----------
                                                                                         2,096,865
Broadcasting/Cable (0.6%)
Clear Channel Communications, 7.88%, 6/15/05                   150,000                     157,235
Cox Enterprises Inc., 8.00%, 2/15/07 (b)                       125,000                     130,429
                                                                                       -----------
                                                                                           287,664
Chemicals (0.3%)
Praxair, Inc., 6.75%, 3/1/03                                   150,000                     153,230
                                                                                       -----------
Consumer Goods & Services (0.3%)
Bausch & Lomb, 6.75%, 12/15/04                                 165,000                     157,585
                                                                                       -----------
Electric - Generation (0.3%)
Reliant Energy, Inc., 7.40%, 11/15/02 (b)                      150,000                     153,497
                                                                                       -----------
Electric Utility (1.2%)
Utilicorp, 6.88%, 10/1/04, AMBAC                               550,000                     553,066
                                                                                       -----------
Electrical & Electronic (0.7%)
Philips Electronics N.V., 7.75%, 4/15/04                       300,000                     312,134
                                                                                       -----------
Financial Services (9.9%)
Federal Home Loan Bank, 5.13%, 9/15/03                       2,500,000                   2,517,475
Ford Motor Credit Co., 6.70%, 7/16/04                          360,000                     367,076
Goldman Sachs Group LP, 7.88%, 1/15/03 (b)                     300,000                     312,499
Morgan Stanley Dean Witter, 7.13%, 1/15/03                     200,000                     206,712
Prudential Insurance, 7.65%, 7/1/07 (b)                        250,000                     254,812
Qwest Capital Funding, 7.75%, 8/15/06 (b)                      225,000                     236,621
Reliastar Financial Corp., 7.13%, 3/1/03                       345,000                     357,007
Terra Nova Holdings, 7.20%, 8/15/07                            250,000                     237,798
                                                                                       -----------
                                                                                         4,490,000

Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund
Schedule of Portfolio Investments
April 30, 2001
(Unaudited)

                                                            Principal                    Market
                                                             Amount                      Value
                                                             ------                      -----
Food/Beverage Products (0.2%)
Kellogg Co., 6.00%, 4/1/06 (b)                              $     75,000                 $     74,429
                                                                                              -------
Industrial Goods & Services (1.1%)
Aramark Corp., 6.75%, 8/1/04                                     500,000                      495,267
                                                                                              -------
Life Insurance (0.8%)
American General Corp., 7.75%, 4/1/05                            350,000                      371,587
                                                                                              -------
Minerals (0.3%)
Phelps Dodge Corp., 6.63%, 10/15/05                              150,000                      148,932
                                                                                              -------
Oil & Gas Exploration Products & Services (0.3%)
R&B Falcon Corp., Series B, 6.75%, 4/15/05                       150,000                      152,016
                                                                                              -------
Oil & Gas Transmission (1.8%)
Coastal Corp., 9.75%, 8/1/03                                     375,000                      406,290
Duke Energy Field Services Corp.,                                145,000                      150,773
7.50%, 8/16/05

Phillips Petroleum Co., 8.50%, 5/25/05                           250,000                      271,773
                                                                                              -------
                                                                                              828,836
                                                                                              -------
Paper & Related Products (0.3%)
International Paper Co., 6.13%, 11/1/03                          125,000                      125,760
                                                                                              -------
Pipelines (0.3%)
Williams Cos., Inc., 6.63%, 11/15/04                             150,000                      152,017
                                                                                              -------
Retail Stores/Catalog (0.5%)
Kohls Corp., 6.70%, 2/1/06                                       200,000                      206,601
                                                                                              -------
Schools (1.8%)
Harvard University, 8.13%, 4/15/07                               750,000                      831,098
                                                                                              -------
Special Purpose Entity (0.4%)
Monumental Global Funding, 6.05%, 1/19/06 (b)                    200,000                      199,734
                                                                                              -------
Telecommunications (1.9%)
AT&T Wireless Group, 7.35%, 3/1/06 (b)                           100,000                      101,350
Comcast Cable, 6.20%, 11/15/08                                   250,000                      241,593
Koninklijke Kpn N.V., 7.50%, 10/1/05 (b)                         150,000                      150,197
Sprint Capital Corp., 7.13%, 1/30/06                             225,000                      226,314
Verizon Global Funding Corp., 6.75%,                             125,000                      128,573
12/1/05 (b)                                                                                   -------
                                                                                              848,027
                                                                                              -------
Total Corporate Bonds (Cost $13,087,625)                                                   13,268,741
                                                                                           ----------

Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund

Schedule of Portfolio Investments
April 30, 2001
(Unaudited)

                                                                Principal                     Market
                                                                 Amount                       Value
                                                                 ------                       -----
Medium Term/Senior Notes (5.3%)
Aluminum (0.7%)
Reynolds Metals, 7.00%, 5/15/09                                $   300,000                 $   308,091
                                                                                               -------
Banking (1.9%)
Mercantile Bancorp, 7.05%, 6/15/04                                 350,000                     361,637
United Missouri Bancshares, Inc.,                                  500,000                     517,122
7.30%, 2/24/03                                                                                 -------

                                                                                               878,759
                                                                                               -------
Electronic Components/Instruments (0.3%)
Solectron Corp., 7.38%, 3/1/06                                     150,000                     152,041
                                                                                               -------
Entertainment (0.6%)
Viacom, Inc., 7.75%, 6/1/05                                        275,000                     291,741
                                                                                               -------
Financial Services (0.6%)
Paine Webber Group, 6.90%, 8/15/03                                 250,000                     259,997
                                                                                               -------
Schools (0.5%)
Stanford University, 6.16%, 4/30/11                                225,000                     223,056
                                                                                               -------
Semiconductors (0.7%)
Applied Materials, Inc., 6.70%, 9/6/05                             300,000                     304,966
                                                                                               -------
Total Medium Term/Senior Notes (Cost $2,358,665)                                             2,418,651
                                                                                             ---------

Taxable Municipal Bonds (8.4%)
Minnesota (2.6%)
St. Paul, GO, 6.05%, 2/1/07                                      1,195,000                   1,197,162
                                                                                             ---------
Pennsylvania (1.7%)
Philadelphia Authority, Industrial                                 750,000                     758,303
                                                                                               -------
Development, Revenue, Series A, 5.49%,
4/15/04, MBIA

Washington (2.2%)
State, Housing Trust Fund, Series T,                             1,000,000                   1,027,360
6.60%, 1/1/03                                                                                ---------

West Virginia (1.9%)
West Virginia, 7.25%, 11/1/08                                      800,000                     846,312
                                                                                               -------
Total Taxable Municipal Bonds (Cost $3,796,416)                                              3,829,137
                                                                                             ---------

U.S. Government Agencies (14.5%)
Fannie Mae (14.5%)
6.00%, 5/15/08                                                   3,400,000                   3,442,844
6.00%, 4/25/10                                                   1,298,373                   1,299,860
6.00%, 11/1/14                                                   1,142,481                   1,137,511
6.50%, 3/1/29                                                      764,757                     758,956
                                                                                               -------
Total U.S. Government Agencies (Cost $6,483,429)                                             6,639,171
                                                                                             ---------

Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund

Schedule of Portfolio Investments
April 30, 2001
(Unaudited)

                                                                                    Principal                         Market
                                                                                  Amount/Shares                        Value
                                                                                  -------------                       ------
U.S. Government Agency Pass-Through Securities (5.3%)
Fannie Mae (5.0%)
7.13%, 6/1/04, Pool #375168                                                          $    963,084                 $    999,392
6.18%, 8/1/08, Pool #380581                                                               969,212                      974,556
7.34%*, 5/1/01, Pool #365421                                                              333,010                      339,558
                                                                                                                       -------
                                                                                                                     2,313,506
Freddie Mac (0.3%)
8.32%*, 5/1/01, Pool #846367                                                              114,735                      117,979
                                                                                                                       -------
Total U.S. Government Agency Pass-Through Securities (Cost $2,404,280)                                               2,431,485
                                                                                                                     ---------

U.S. Government Bond (5.5%)
Housing Urban Development, 7.22%,                                                       2,316,000                    2,510,208
8/1/07
Total U.S. Government Bond (Cost $2,316,000)                                                                         2,510,208
                                                                                                                     ---------

U.S. Government Agency Obligations (1.1%)
Freddie Mac (1.1%)
5.75%, 4/15/08                                                                            500,000                      499,484
                                                                                                                       -------
Total U.S. Government Agency Obligations (Cost $507,082)                                                               499,484
                                                                                                                       -------

U.S. Treasury Obligations (13.0%)
U.S. Treasury Notes (13.0%)
6.75%, 5/15/05                                                                            600,000                      641,647
6.25%, 2/15/07                                                                            425,000                      450,098
5.63%, 5/15/08                                                                          4,250,000                    4,351,945
3.50%, 1/15/11                                                                            500,000                      507,969
                                                                                                                       -------
Total U.S. Treasury Obligations (Cost $5,774,874)                                                                    5,951,659
                                                                                                                     ---------

Investment Companies (0.4%)
American AAdvantage U.S. Government                                                       202,198                      202,198
                                                                                                                       -------
Money Market Fund (c)

Total Investment Companies (Cost $202,198)                                                                             202,198
                                                                                                                       -------


Total Investments (Cost $44,339,821) (a) - 99.0%                                                                    45,251,575
Other assets in excess of liabilities - 1.0%                                                                           438,525
                                                                                                                       -------

TOTAL NET ASSETS - 100.0%                                                                                         $ 45,690,100
                                                                                                                  ============
-----------

Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund

Schedule of Portfolio Investments
April 30, 2001
(Unaudited)



* Variable rate securities. This rate reflected on the Schedule of Portfolio Investments is the rate in effect at April 30, 2001. The maturity date is the next rate change date.

(a) Represents cost for federal income tax and financial reporting purposes and differs from market value by net unrealized appreciation of securities as follows:
           Unrealized appreciation            $ 995,315
           Unrealized depreciation              (83,561)
                                              ---------
           Net unrealized appreciation        $ 911,754
                                              =========

(b) Represents a restricted security purchased under Rule 144A which is exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid by procedures approved by the board of trustees.

(c) Affiliate.

AMBAC - Insured by American Municipal Bond Assurance Corporation
GO - General Obligation
MBIA - Insured by Municipal Bond Insurance Association
NV - Naamloze Vennootschap (Dutch Corp.)

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST
Stock Fund
Schedule of Portfolio Investments
April 30, 2001
(Unaudited)

                                                                                 Market
                                                        Shares                   Value
                                                        ------                   -----
Common Stocks (99.2%)
Aerospace/Defense Equipment (0.7%)

Boeing Co.                                                9,900               $   611,820
                                                                              -----------
Banking (5.4%)

Bank of America Corp.                                    28,400                 1,590,400
J.P. Morgan Chase & Co.                                  48,900                 2,346,222
PNC Financial Services Group                             12,411                   807,584
                                                                              -----------
                                                                                4,744,206
                                                                              -----------
Chemicals (4.6%)

Crompton Corp.                                           58,600                   593,618
Dow Chemical Co.                                         73,100                 2,445,195
Millenium Chemicals, Inc.                                57,000                   957,600
                                                                              -----------
                                                                                3,996,413
                                                                              -----------
Consumer Goods & Services (3.8%)

Cendant Corp. (b)                                       122,500                 2,173,150
Newell Rubbermaid, Inc.                                  42,000                 1,132,320
                                                                              -----------
                                                                                3,305,470
                                                                              -----------
Diversified (2.4%)

ITT Industries, Inc.                                     47,800                 2,106,546
                                                                              -----------
Electric Utility (14.2%)

American Electric Power Company, Inc.                    43,000                 2,121,620

Entergy Corp.                                            82,700                 3,349,350
FirstEnergy Corp.                                        22,700                   687,810
Public Service Enterprise Group, Inc.                    39,900                 1,852,956
Reliant Energy, Inc.                                     89,900                 4,454,545
                                                                              -----------
                                                                               12,466,281
                                                                              -----------
Electrical & Electronic (0.3%)

Emerson Electric Co.                                      3,600                   239,940
                                                                              -----------
Financial Services (11.1%)

Citigroup, Inc.                                          55,233                 2,714,702
Household International, Inc.                            49,400                 3,162,588
John Hancock Financial Services, Inc.                    36,900                 1,370,835
Washington Mutual, Inc.                                  49,800                 2,486,514
                                                                              -----------
                                                                                9,734,639
                                                                              -----------
Insurance (8.1%)
Bermuda (2.8%)

XL Capital Ltd.                                          34,900                 2,470,920
                                                                              -----------
United States (5.3%)

Allstate Corp.                                           63,000                 2,630,250
Aon Corp.                                                61,100                 2,030,964
                                                                              -----------
                                                                                4,661,214
                                                                              -----------
                                                                                7,132,134
                                                                              -----------
Non-Hazardous Waste Removal (3.3%)

Waste Management Inc. (b)                               119,300                 2,912,113
                                                                              -----------

Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Stock Fund
Schedule of Portfolio Investments
April 30, 2001
(Unaudited)

                                                                                                Market
                                                                     Shares                     Value
                                                                     ------                     -----
Oil & Gas Exploration Products & Services (25.5%)

Baker Hughes, Inc.                                                    57,800                 $  2,270,962
BP Amoco PLC ADR                                                      49,516                    2,677,825
Conoco, Inc.                                                          60,300                    1,826,487
Global Marine, Inc. (b)                                               41,800                    1,201,750
Halliburton Co.                                                       63,000                    2,722,230
Occidental Petroleum Corp.                                           111,300                    3,352,356
Phillips Petroleum Co.                                                52,300                    3,117,080
Texaco, Inc.                                                          43,400                    3,136,952
Transocean Sedco Forex, Inc.                                          17,000                      922,760
Williams Companies, Inc.                                              25,400                    1,071,118
                                                                                             ------------
                                                                                               22,299,520
                                                                                             ------------
Pharmaceuticals (3.1%)

Bristol-Myers Squibb Co.                                              23,300                    1,304,800
Watson Pharmaceuticals, Inc. (b)                                      28,700                    1,429,260
                                                                                             ------------
                                                                                                2,734,060
                                                                                             ------------
Real Estate Investment Trust (2.6%)

Crescent Real Estate Equities Co.                                     96,400                    2,293,356
                                                                                             ------------
Retail Stores/Catalog (7.3%)

Federated Department Stores, Inc. (b)                                 49,000                    2,106,020
Kmart Corp. (b)                                                      212,600                    2,126,000
May Department Stores Co.                                             57,250                    2,132,563
                                                                                             ------------
                                                                                                6,364,583
                                                                                             ------------
Telecommunications (4.8%)

SBC Communications, Inc.                                              46,400                    1,914,000
Verizon Communications                                                40,992                    2,257,430
Williams Communications Group, Inc. (b)                                    1                            4
                                                                                             ------------
                                                                                                4,171,434
                                                                                             ------------
Tobacco (2.0%)

Imperial Tobacco Group PLC ADR                                        85,500                    1,752,750
                                                                                             ------------
Total Common Stocks (Cost $69,939,515)                                                         86,865,265
                                                                                             ------------

Investment Companies (0.8%)

American AAdvantage U.S. Government                                  711,661                      711,661
                                                                                             ------------
Money Market Fund (c)

Total Investment Companies (Cost $711,661)                                                        711,661
                                                                                             ------------



Total Investments (Cost $70,651,176) (a) - 100.0%                                              87,576,926
Other assets in excess of liabilities - 0.0%                                                       21,752
                                                                                             ------------

TOTAL NET ASSETS - 100.0%                                                                    $ 87,598,678
                                                                                             ============

-----------------

Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Stock Fund
Schedule of Portfolio Investments
April 30, 2001
(Unaudited)



(a) Represents cost for federal tax and financial reporting purposes and differs from market value by net unrealized appreciation of securities as follows:

    Unrealized appreciation                  $ 17,624,659
    Unrealized depreciation                      (698,909)
                                             ------------
    Net unrealized appreciation              $ 16,925,750
                                             ============

(b) Represents non-income producing securities.

(c) Affilate.

ADR-American Depositary Receipt
PLC-Public Limited Company

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments
April 30, 2001
(Unaudited)

                                                        Principal                     Market
                                                         Amount                       Value
                                                         ------                       -----
Municipal Bonds (96.5%)
Guam (0.2%)

Guam Government, Series A, 5.90%,                      $   250,000                 $   251,570
9/1/05, Callable 3/1/01 @ 100

Kansas (96.3%)

Anthony, Electric, Revenue, 5.30%,                       1,215,000                   1,141,954
12/1/17, Callable 12/1/05 @ 100

Barton County, School District #428,                     1,390,000                   1,410,058
Great Bend, GO, Series A, 5.30%, 9/1/15,
Callable 9/1/06 @ 100

Bourbon County, School District #234,                      285,000                     299,663
GO, Series B, 5.63%, 9/1/11, Callable
9/1/06 @ 100, FSA

Brown County, Horton School District                       500,000                     512,950
#430, GO, 5.38%, 9/1/13, Callable 9/1/06
@ 100, FSA

Butler & Sedgwick County, School                           370,000                     388,026
District #385, Andover, 5.70%, 9/1/15,
Callable 9/1/03 @ 100, FSA

Butler & Sedgwick County, School                         1,775,000                   1,916,591
District #385, GO, 5.60%, 9/1/12, FSA

Butler County, School District #402,                       250,000                     251,065
GO, 4.15%, 10/1/01, FSA

Butler County, School District #402,                       250,000                     253,378
GO, 4.30%, 10/1/02, FSA

Butler County, School District #402,                       500,000                     506,835
GO, 5.25%, 10/1/12, Callable 4/1/04 @
100, FSA

Coffey County, GO, 4.65%, 9/1/05                           690,000                     708,699
Coffeyville, Community College, COP,                       250,000                     253,873
5.88%, 10/1/14, Callable 10/1/04 @ 100

Coffeyville, Water & Sewer Revenue,                        465,000                     466,665
4.60%, 10/1/04, Callable 10/1/01 @ 100,
AMBAC

Coffeyville, Water & Sewer Revenue,                        490,000                     491,593
4.70%, 10/1/05, Callable 10/1/01 @ 100,
AMBAC

Cowley County, School District #470,                       500,000                     536,685
GO, 5.45%, 12/1/12, Callable 12/1/06 @
100, FGIC

Cowley County, School District #470,                     1,000,000                   1,075,850
GO, 5.50%, 12/1/16, Callable 12/1/06 @
100, FGIC

Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments
April 30, 2001
(Unaudited)

                                                      Principal                  Market
                                                        Amount                   Value
                                                        ------                   -----
Dickinson County, Abilene School                      $  300,000               $  302,238
District #435, GO, Series 1992, 5.60%,
4/1/03, Callable 10/1/00 @100

Dodge City, School District #443, GO,                    975,000                  943,079
4.70%, 9/1/15, Callable 9/1/08 @ 100,
FSA

Dodge, Pollution Control Revenue,                        700,000                  727,699
6.63%, 5/1/05

Dodge, School District #443, GO,                         360,000                  364,342
4.80%, 3/1/08, Callable 3/1/04 @ 100,
FSA

Dodge, School District #443, GO,                         250,000                  250,570
5.00%, 3/1/14, Callable 3/1/04 @ 100,
FSA

Douglas County, School District #497,                  1,000,000                1,046,140
GO, 5.00%, 9/1/07

Douglas County, School District #497,                    250,000                  250,845
GO, Series 1993 A, 4.50%, 9/1/02,
Callable 9/1/01 @ 100

El Dorado, Water Utility System                          230,000                  232,440
Revenue, 4.40%, 10/1/02

El Dorado, Water Utility System                          305,000                  309,447
Revenue, 4.45%, 10/1/03

El Dorado, Water Utility System                          350,000                  356,538
Revenue, 4.65%, 10/1/05

El Dorado, Water Utility System                          275,000                  278,361
Revenue, 4.70%, 10/1/06, Callable
10/1/05 @ 100

El Dorado, Water Utility System                          200,000                  201,166
Revenue, 4.75%, 10/1/07, Callable
10/1/05 @ 100

Ellsworth County, School District #328,                  500,000                  505,590
GO, 5.25%, 9/1/15, Callable 9/1/06 @
100, FSA

Finney County, GO, 5.00%, 12/1/10,                       500,000                  513,740
Callable 12/1/07 @ 100, MBIA

Finney County, GO, 4.40%, 12/1/13,                       750,000                  714,983
Callable 12/1/07 @ 100, AMBAC

Finney County, GO, 4.50%, 12/1/15,                       855,000                  799,579
Callable 12/1/07 @ 100, AMBAC

Franklin County, GO, Series B, 4.75%,                    330,000                  335,211
9/1/05, Callable 9/1/03 @ 100

Franklin County, School District #290,                   500,000                  507,925
GO, 5.25%, 9/1/14, Callable 9/1/06 @
100, FSA

Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments
April 30, 2001
(Unaudited)

                                                        Principal                 Market
                                                         Amount                   Value
                                                         ------                   -----
Franklin County, School District #290,                 $  335,000               $  338,270
GO, 5.30%, 9/1/16, Callable 9/1/06 @
100, FSA

Garden City, GO, Series B, 5.45%,                         250,000                  260,030
11/1/04, Callable 11/1/03 @ 100,
MBIA

Gardner, Electric Utilities Revenue,                      500,000                  509,380
7.00%, 11/1/09, Callable 11/1/01 @ 101

Gove County, GO, 5.15%, 4/1/12,                           560,000                  565,146
Callable 10/1/01 @ 101, AMBAC

Gray County, School District #102, GO,                    250,000                  267,283
6.80%, 9/1/15, Callable 9/1/05 @ 100


Gray County, School District #102, GO,                    800,000                  778,976
5.00%, 9/1/15, Callable 9/1/08 @ 100


Great Bend, Water System Revenue,                       1,000,000                  902,820
Series A, 5.15%, 9/1/19, Callable 9/1/08
@ 100

Harvey County, School District #373,                      500,000                  533,970
GO, 5.55%, 9/1/13, Callable 9/1/05 @
100, FSA

Harvey County, School District #373,                    2,000,000                1,906,719
GO, 4.80%, 9/1/18, Callable 9/1/08 @
100, FSA

Hays, GO, Series A, 5.15%, 9/1/09,                        250,000                  259,133
Callable 9/1/03 @ 100, FGIC

Hays, GO, Series A, 5.25%, 9/1/10,                        250,000                  259,685
Callable 9/1/03 @ 100, FGIC

Hays, Water & Sewer Revenue, 5.20%,                       260,000                  263,505
9/1/11, Callable 9/1/03 @ 100, MBIA

Jefferson County, School District #340,                   300,000                  321,693
GO, 6.00%, 9/1/06, Prerefunded 9/1/04 @
100, FSA

Jefferson County, School District #340,                   320,000                  344,131
GO, 6.10%, 9/1/07, Prerefunded 9/1/04 @
100, FSA

Jefferson County, School District #340,                   330,000                  355,912
GO, 6.20%, 9/1/08, Prerefunded 9/1/04 @
100, FSA

Johnson County, School District #223,                   1,000,000                1,006,810
GO, 5.00%, 9/1/14, Callable 9/1/09 @
100, FGIC

Johnson County, School District #232,                   1,050,000                1,078,035
GO, 5.40%, 9/1/14, Callable 9/1/07 @
100, MBIA

Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments
April 30, 2001
(Unaudited)

                                                       Principal                  Market
                                                        Amount                    Value
                                                        ------                    -----
Johnson County, School District #233,                 $  485,000               $  498,119
GO, 5.65%, 9/1/03, Callable 3/1/02 @
101, AMBAC

Johnson County, School District #233,                    500,000                  513,575
GO, 5.95%, 9/1/05, Callable 3/1/02 @
101, AMBAC

Johnson County, School District #512,                  1,135,000                1,157,848
GO, Series A, 4.60%, 10/1/08

Johnson County, School District #512,                  1,000,000                  962,970
GO, Series A, 4.00%, 10/1/09, Callable
10/1/08 @ 100

Johnson County, School District #512,                  1,290,000                1,241,806
GO, Series A, 4.30%, 10/1/11, Callable
10/1/08 @ 100

Johnson County, School District #512,                    500,000                  502,390
GO, Series B, 5.25%, 10/1/17, Callable
10/1/06 @ 100

Johnson County, Water District #001,                     250,000                  255,280
Revenue, 5.13%, 12/1/08, Callable
12/1/03 @ 100

Johnson County, Water District #001,                   1,115,000                1,181,398
Revenue, Series B, 5.25%, 12/1/05

Junction City, Water & Sewer, GO,                      1,620,000                1,564,936
4.80%, 9/1/16, Callable 9/1/08 @ 100,
MBIA

Kansas City, GO, 5.45%, 4/1/17,                          340,000                  344,804
Callable 10/1/06 @ 100, FGIC

Kansas City, GO, Series B, 5.38%,                      1,500,000                1,549,710
9/1/10, Callable 9/1/05 @ 100, MBIA

Kansas City, Pollution Control,                          500,000                  501,020
Revenue, General Motors Corp., 5.45%,
4/1/06, Callable 10/1/01 @ 101

Kearny County, School District #215,                     700,000                  693,301
GO, 4.80%, 9/1/13, Callable 9/1/06 @
100, MBIA

Kingman County. School District #331,                  1,545,000                1,644,436
5.80%, 10/1/16, Callable 10/1/10 @ 100,
FGIC

Labette County, Single Family                            355,000                  359,970
Mortgage Revenue, 7.65%, 12/1/11,
Callable 6/1/08 @ 103, GNMA

Lawrence Kansas Hospital Revenue,                      1,000,000                1,046,580
6.00%, 7/1/19, Callable 7/1/09 @100

Lawrence, Sales Tax, GO, Series V,                       500,000                  510,920
5.50%, 9/1/12, Callable 9/1/04 @ 100

Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments
April 30, 2001
(Unaudited)

                                                       Principal               Market
                                                        Amount                 Value
                                                        ------                 -----
Lawrence, Water & Sewer System                         $395,000               $412,131
Revenue, 5.70%, 11/1/11, Callable
11/1/05 @ 100

Lawrence, Water & Sewer System                          505,000                507,717
Revenue, 5.25%, 11/1/15, Callable
11/1/06 @ 100

Lawrence, Water & Sewer System                          250,000                249,923
Revenue, 5.20%, 11/1/16, Callable
11/1/06 @100

Leavenworth County, School District                     400,000                401,652
#453, GO, 4.70%, 9/1/11, Callable 9/1/07
@ 100, FGIC

Leavenworth County, School District                     460,000                460,391
#453, GO, 4.80%, 9/1/12, Callable 9/1/07
@ 100, FGIC

Leavenworth County, School District                     340,000                349,636
#469, GO, 4.60%, 9/1/05, FSA

Leavenworth Hospital Revenue, 6.13%,                    415,000                380,937
4/1/15, Callable 4/1/07 @ 102

Leawood, GO, 5.25%, 9/1/16, Callable                    340,000                345,284
9/1/09 @ 100

Leawood, GO, Series A, 5.25%, 9/1/09,                   250,000                260,270
Callable 9/1/06 @ 100

Leawood, GO, Series A, 5.35%, 9/1/10,                   250,000                260,240
Callable 9/1/06 @ 100

Leawood, GO, Series A, 5.40%, 9/1/11,                   375,000                389,438
Callable 9/1/06 @ 100

Leawood, GO, Series B, 5.00%, 9/1/10,                   400,000                409,808
Callable 9/1/06 @ 100

Lyons County, School District #253,                     650,000                677,664
GO, 5.60%, 10/1/10, Callable 10/1/03 @
102

Manhattan, GO, 5.40%, 11/1/16,                          405,000                408,843
Callable 11/1/04 @ 100

Manhattan, GO, Series 189, 5.85%,                       250,000                253,113
11/1/02, Callable 11/1/01 @ 100

Marion County, School District #411,                    660,000                671,141
GO, 5.30%, 4/1/13, Callable 4/1/03 @
101.5

McPherson County, School District                       250,000                256,950
#400, GO, 5.20%, 12/1/10, Callable
12/1/05 @ 100, FGIC

McPherson County, School District                       250,000                255,180
#400, GO, 5.25%, 12/1/12, Callable
12/1/05 @ 100, FGIC

Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments
April 30, 2001
(Unaudited)

                                                        Principal                 Market
                                                         Amount                   Value
                                                         ------                   -----
McPherson, Electric Utility Revenue,                  $  105,000               $  105,362
5.55%, 3/1/09, Callable 3/1/02 @ 100,
AMBAC

McPherson, GO, Series 116, 5.00%,                        500,000                  502,275
11/1/06, Callable 11/1/00 @ 100,
AMBAC

Meade, Industrial Revenue, 6.50%,                      1,000,000                1,119,480
10/1/06

Miami County, School District #367,                      900,000                  888,381
GO, 5.00%, 9/1/16, Callable 9/1/08 @
100, FGIC

Miami County, School District #368,                      500,000                  514,210
GO, 6.50%, 12/1/05, Callable 6/1/02 @
100, AMBAC

Miami County, School District, GO,                       550,000                  587,208
Series A, 5.85%, 9/1/13, Prerefunded
9/1/04 @ 100, AMBAC

Nemaha County, School District #441,                     250,000                  254,713
GO, 5.40%, 3/1/02, Callable 3/1/01 @
100, AMBAC

Nemaha County, School District #441,                     250,000                  251,293
GO, 5.75%, 3/1/07, Callable 3/1/01 @
100, AMBAC

Neosho County, School District #413,                     260,000                  262,041
GO, 5.65%, 9/1/01

Newton, Wastewater Treatment System                      130,000                  132,987
Revenue, 6.40%, 3/1/02

Newton, Wastewater Treatment System                      700,000                  686,966
Revenue, 4.90%, 3/1/12, Callable 3/1/07
@ 100

Olathe, GO, 4.35%, 4/1/09, Callable                    1,710,000                1,701,004
4/1/07, FSA

Olathe, Health Facility Revenue, 5.20%,                1,000,000                  995,410
 9/1/17, Callable 9/1/05 @ 100

Olathe, Multifamily Housing Revenue,                     210,000                  217,251
5.50%, 6/1/04, FNMA

Osage County, School District #434,                    2,215,000                2,173,468
GO, 4.75%, 9/1/14, Callable 9/1/03 @
100.5, FSA
Osborne, GO, Series 1992, 5.50%,                         135,000                  135,230
12/1/01, Callable 6/1/01 @ 100

Osborne, GO, Series 1992, 5.60%,                         140,000                  140,213
12/1/02, Callable 6/1/01 @ 100

Osborne, GO, Series 1992, 5.70%,                         150,000                  150,218
12/1/03, Callable 6/1/01 @ 100

Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments
April 30, 2001
(Unaudited)

                                                        Principal                 Market
                                                         Amount                   Value
                                                         ------                   -----
Osborne, GO, Series 1992, 5.80%,                       $  155,000               $  155,214
12/1/04, Callable 6/1/01 @ 100

Ottawa, Waterworks & Electric System                      250,000                  254,670
Revenue, 6.25%, 12/1/01, MBIA

Pawnee County, School District #495,                      255,000                  264,032
GO, 5.10%, 9/1/04, Callable 9/1/03 @
100, FSA

Pottawatomie County, School District                      500,000                  506,635
#320, GO, Series 1990, 6.60%, 10/1/02,
Callable 10/1/01 @ 100, AMBAC

Pottawatomie County, School District                      700,000                  699,972
#322, GO, 4.95%, 10/1/12, Callable
10/1/04 @ 100

Pratt, Electric System Revenue, 6.60%,                    250,000                  278,225
11/1/07, AMBAC

Pratt, Electric System Revenue, 4.95%,                    635,000                  643,039
11/1/10, Callable 11/1/05 @ 101,
AMBAC

Pratt, Electric System Revenue, 5.00%,                    415,000                  423,470
11/1/11, Callable 11/1/05 @ 101,
AMBAC

Reno County, Mortgage, Series B,                           55,000                   56,894
8.70%, 9/1/11, Callable 9/1/01 @ 103

Rice County, Union School District                        755,000                  750,387
#444, 5.08%, 9/1/14, Callable 9/1/07 @
100

Salina Hospital Revenue, 5.30%,                           750,000                  756,713
10/1/13, Callable 10/1/03 @ 100,
AMBAC

Salina, Water & Sewer Revenue, 5.00%,                     330,000                  333,313
9/1/07, Callable 9/1/02 @ 100, MBIA


Saline County, School District #305,                    2,025,000                1,987,030
GO, 4.75%, 9/1/14, Callable 9/1/08 @
100, FSA

Scott County, School District #466,                       685,000                  687,404
GO, Series 1993, 5.38%, 9/1/06, Callable
9/1/01 @ 100

Sedgwick & Shawnee Counties, Single                       570,000                  571,180
Family Revenue, 4.90%, 6/1/16

Sedgwick & Shawnee Counties, Single                     1,130,000                1,220,547
Family Revenue, 6.70%, 6/1/29

Sedgwick & Shawnee Counties, Single                       230,000                  259,012
Family Revenue Series B-1, 8.05%,
5/1/14, GNMA

Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments
April 30, 2001
(Unaudited)

                                                        Principal                 Market
                                                         Amount                   Value
                                                         ------                   -----
Sedgwick County, Family Mortgage,                      $  610,000               $  646,136
Series A-2, 6.50%, 12/1/16, Callable
12/1/07 @ 105, GNMA

Sedgwick County, Mortgage Loan                            275,000                  283,407
Revenue, Series A, 7.30%, 12/1/12,
Callable 9/1/01 @ 103, GNMA

Sedgwick County, School District #260,                  1,595,000                1,675,085
5.50%, 10/1/13, Callable 10/1/09 @100,
FGIC

Sedgwick County, School District #260,                  1,675,000                1,748,465
5.50%, 10/1/14, Callable 10/1/09 @ 100,
FGIC

Sedgwick County, School District #260,                  1,220,000                1,222,220
GO, 4.65%, 10/1/11, Callable 10/1/08 @
100, AMBAC

Sedgwick County, School District #261,                  1,525,000                1,454,210
GO, 4.75%, 11/1/17, Callable 11/1/09 @
100, FSA

Sedgwick County, School District #265,                  1,000,000                1,005,410
GO, 4.30%, 10/1/07, FSA

Sedgwick County, School District #265,                  1,000,000                  994,940
GO, 4.25%, 10/1/08, FSA

Sedgwick County, School District #265,                  1,000,000                  994,540
GO, 4.35%, 10/1/09, FSA

Sedgwick County, School District #266,                    650,000                  658,457
GO, 5.25%, 9/1/13, Callable 9/1/02 @
101, FGIC

Seward County, GO, Series B, 6.00%,                       250,000                  251,193
8/15/08, Callable 8/15/01 @ 100,
AMBAC

Seward County, GO, Series B, 6.00%,                       250,000                  250,903
8/15/13, Callable 8/15/01 @ 100,
AMBAC

Seward County, School District #480,                    1,640,000                1,646,970
GO, 5.00%, 9/1/14, Callable 9/1/06 @
100, FSA

Seward County, School District #483,                      600,000                  607,974
Kismet-Plains, GO, 5.20%, 10/1/12,
Callable 10/1/06 @ 100

Shawnee County, GO, Series B, 5.50%,                      250,000                  260,788
9/1/09, Prerefunded 9/1/03 @ 100

Shawnee County, GO, Series B, 5.50%,                      250,000                  260,788
9/1/11, Prerefunded 9/1/03 @ 100

Shawnee County, GO, Series C, 5.60%,                      500,000                  512,105
9/1/04, Callable 9/1/02 @ 100

Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments
April 30, 2001
(Unaudited)

                                                        Principal                 Market
                                                         Amount                   Value
                                                         ------                   -----
Shawnee County, Health Care Revenue,                  $  500,000               $  507,780
5.15%, 8/15/10, Callable 8/15/05 @ 100,
FSA

Shawnee County, School District #345,                    250,000                  266,135
GO, 5.75%, 9/1/11, Prerefunded 9/1/04 @
100, MBIA

Shawnee County, School District #345,                  1,590,000                1,602,609
GO, 4.75%, 9/1/11, Callable 9/1/04 @
101.5, MBIA

Shawnee County, School District #437,                    700,000                  715,526
Auburn-Washburn, GO, Series 1992,
6.25%, 3/1/03, Callable 3/1/02 @ 100,
FGIC

Shawnee County, School District #501,                  1,515,000                1,531,817
GO, 4.35%, 2/1/06

Shawnee County, School District #501,                  1,675,000                1,685,300
GO, 4.38%, 2/1/07, Callable 2/1/06 @
100

Shawnee County, School District #501,                  1,000,000                  984,490
GO, 4.38%, 8/1/11, Callable 8/1/08 @
100, FSA

State, Department of Transportation,                   1,000,000                1,073,140
Highway Revenue, 5.50%, 9/1/14

State, Development Finance Authority                     345,000                  348,554
Educational, 4.80%, 10/1/08, Callable
10/1/04 @ 100

State, Development Finance Authority                     500,000                  503,715
Educational, 5.00%, 10/1/12, Callable
10/1/04 @ 100

State, Development Finance Authority                     250,000                  259,845
Revenue, 5.13%, 6/1/06, Callable 6/1/03
@ 102, AMBAC

State, Development Finance Authority                   1,000,000                1,001,380
Revenue, 4.20%, 6/1/07, FSA

State, Development Finance Authority                     500,000                  514,665
Revenue, 5.00%, 8/1/11, Callable 8/1/09
@ 100, MBIA

State, Development Finance Authority                   1,000,000                1,032,210
Revenue, 5.50%, 5/1/14, Callable 5/1/07
@ 100

State, Development Finance Authority                   1,500,000                1,561,215
Revenue, 5.50%, 8/1/15, Callable 8/1/11
@ 100, MBIA

State, Development Finance Authority                   1,000,000                  963,160
Revenue, 5.00%, 4/1/19, Callable 4/1/09
@ 100, AMBAC

Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments
April 30, 2001
(Unaudited)

                                                        Principal                 Market
                                                         Amount                   Value
                                                         ------                   -----
State, Development Finance Authority                  $  250,000               $  253,855
Revenue, Department of Corrections, El
Dorado, Project L, 5.63%, 2/1/03,
Callable 8/1/01 @ 100, MBIA

State, Development Finance Authority                     500,000                  506,780
Revenue, Project K-II, 5.50%, 10/1/10,
Callable 10/1/01 @ 101

State, Development Finance Authority                     500,000                  506,775
Revenue, Project K-II, 5.60%, 10/1/11,
Callable 10/1/01 @ 101

State, Development Finance Authority                     500,000                  514,145
Revenue, Series J, 5.40%, 4/1/10,
Callable 4/1/05 @ 100

State, Development Finance Authority,                    500,000                  507,565
Health Facilities Revenue, Hays Medical
Center Inc., 5.38%, 11/15/16, Callable
11/15/06 @ 102, MBIA

State, Development Finance Authority,                    500,000                  507,585
Health Facilities Revenue, Hays Medical
Center Inc., 5.50%, 11/15/17, Callable
11/15/07 @ 100, MBIA

State, Development Finance Authority,                    500,000                  517,025
Health Facilities Revenue, Hays Medical
Center Inc., Series B, 5.38%, 11/15/10,
Callable 11/15/07 @ 100, MBIA

State, Development Finance Authority,                    475,000                  501,116
Health Facilities Revenue, Stormont
Health Care, 5.40%, 11/15/05, MBIA

State, Development Finance Authority,                    500,000                  523,695
Health Facilities Revenue, Stormont
Health Care, 5.75%, 11/15/10, Callable
11/15/06 @ 100, MBIA

State, Development Finance Authority,                  1,000,000                1,039,920
Health Facilities Revenue, Stormont
Health Care, 5.80%, 11/15/16, Callable
11/15/06 @ 100, MBIA

State, Development Finance Authority,                    500,000                  500,000
Shalom Obligation Group, 4.40%*,
5/1/01 (LOC:  LaSalle National Bank)

State, Development Finance Authority,                  1,000,000                1,012,830
Water Supply, 4.40%, 4/1/06, AMBAC

State, Public Water Supply Revenue,                    1,000,000                  998,720
4.15%, 4/1/06

State, Turnpike Authority Revenue,                     1,915,000                2,046,253
5.50%, 9/1/06, AMBAC

Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments
April 30, 2001
(Unaudited)

                                                        Principal                 Market
                                                         Amount                   Value
                                                         ------                   -----
State, Turnpike Authority Revenue,                      $  260,000               $  269,698
5.40%, 9/1/09, Callable 9/1/03 @ 102,
AMBAC

Sumner County, Bridge Improvement,                         435,000                  441,142
GO, Series 1992, 6.00%, 11/1/04,
Callable 11/1/01 @ 100, AMBAC

Sumner County, Bridge Improvement,                         250,000                  253,530
GO, Series 1992, 6.00%, 11/1/05,
Callable 11/1/01 @ 100, AMBAC

Sumner County, School District #357,                       375,000                  381,675
Belle Plaine, GO, 5.55%, 9/1/13, Callable
9/1/03 @ 100

Thomas County, School District #315,                     1,055,000                  992,639
GO, Series A, 4.35%, 9/1/13, Callable
9/1/07 @ 100, FSA

Topeka Public Building Commission                        1,100,000                1,071,741
Revenue, 5.00%, 6/1/19, Callable 6/1/09
@ 100, MBIA

Topeka, GO, Series A, 5.50%, 8/15/16,                      500,000                  504,540
Callable 8/15/01 @ 101

University of Kansas Hospital Authority,                 1,645,000                1,690,385
5.50%, 9/1/15, Callable 9/1/09 @ 100,
AMBAC

Washburn University of Topeka,                             435,000                  458,908
Revenue, 5.30%, 7/1/06, AMBAC

Washburn University of Topeka,                             460,000                  488,368
Revenue, 5.35%, 7/1/07, AMBAC

Washburn University of Topeka,                             485,000                  518,121
Revenue, 5.45%, 7/1/08, AMBAC

Wellington, Water & Sewer Revenue,                       1,000,000                  995,380
5.15%, 5/1/18, Callable 5/1/08 @ 100,
AMBAC

Wichita, GO, 4.70%, 9/1/12, Callable                       565,000                  561,808
9/1/04 @ 101

Wichita, GO, Series 746, 5.30%,                            750,000                  768,923
9/1/12, Callable 9/1/04 @ 101

Wichita, Hospital Improvements Series                    1,215,000                1,228,693
XI, Revenue, 5.00%, 11/15/04

Wichita, Hospital Improvements Series                    2,085,000                2,127,616
XI, Revenue, 5.40%, 11/15/08

Wichita, Hospital Improvements Series                    2,000,000                2,136,479
XI, Revenue, 6.75%, 11/15/19, Callable
11/15/09 @ 101

Wichita, Hospital Revenue, 6.00%,                          567,000                  584,231
7/1/04, Callable 7/1/01 @ 100

Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments
April 30, 2001
(Unaudited)

                                                             Principal                       Market
                                                           Amount/Shares                     Value
                                                           -------------                     -----
Wichita, Multifamily Housing Revenue,                      $     660,000                 $     659,960
5.90%, 12/1/16, Callable 12/1/05 @
102

Wichita, Water & Sewer Revenue,                                  405,000                       412,999
4.75%, 10/1/08, Callable 10/1/04 @ 101,
FGIC

Wichita, Water & Sewer Revenue,                                  900,000                       912,303
4.88%, 10/1/09, Callable 10/1/04 @ 101,
FGIC

Wichita, Water & Sewer Revenue,                                2,000,000                     1,986,939
4.70%, 10/1/12, Callable 10/1/05 @ 101,
FGIC

Wyandotte County, Government Utility                             950,000                       991,933
System Revenue, 5.00%, 9/1/05,
AMBAC

Wyandotte County, Government Utility                           2,000,000                     1,895,399
System Revenue, 4.75%, 9/1/18, Callable
3/1/09 @ 101, MBIA

Wyandotte County, School District                                295,000                       296,755
#203, Piper, GO, Series 1992, 5.90%,
9/1/04, Callable 9/1/01 @ 100

Wyandotte County, School District                                500,000                       504,430
#203, Piper, GO, Series 1992, 6.60%,
9/1/13, Callable 9/1/01 @ 100

Wyandotte County/Kansas City,                                  1,500,000                     1,524,735
                                                                                         -------------
University, GO, 4.30%, 9/1/05,
AMBAC

                                                                                           134,570,830
                                                                                         -------------
Total Municipal Bonds (Cost $133,064,112)                                                  134,822,400
                                                                                         -------------

Investment Companies (2.8%)
Federated Tax-Exempt Money Market                              3,939,664                     3,939,664
Fund                                                                                     -------------


Total Investment Companies (Cost $3,939,664)                                                 3,939,664
                                                                                         -------------



Total Investments (Cost $137,003,776) (a) -- 99.3%                                         138,762,064
Other assets in excess of liabilities -- 0.7%                                                1,013,204
                                                                                         -------------

TOTAL NET ASSETS -- 100.0%                                                               $ 139,775,268
                                                                                         =============

-----------------


Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments
April 30, 2001
(Unaudited)






* Variable rate securities. This rate reflected on the Schedule of Portfolio Investments is the rate in effect at April 30, 2001. Maturity date reflects next rate change date.

(a) Represents cost for federal tax and financial reporting purposes and differs from market value by net unrealized appreciation of securities as follows:

Unrealized appreciation                       $ 2,669,017
Unrealized depreciation                          (910,729)
                                              -----------
Net unrealized appreciation                   $ 1,758,288
                                              ===========


AMBAC - Insured by AMBAC Indemnity Corp.
COP - Certificate of Participation
FGIC - Insured by Financial Guaranty Insurance Corp.
FNMA - Federal National Mortgage Association
FSA - Insured by Financial Security Assurance Inc.
GNMA - Government National Mortgage Assoc.
GO - General Obligation
LOC - Letter of Credit
MBIA - Insured by Municipal Bond Insurance Assoc.

See notes to financial statements.

American Independence Funds Trust
Notes to Financial Statements
April 30, 2001
(Unaudited)
--------------------------------------------------------------------------------

1. Organization:

The American Independence Funds Trust (the "Trust") was established as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company. The Trust currently offers eleven series, including the NestEgg Funds. The accompanying financial statements and financial highlights are those of the Money Market Fund, Short-Term Bond Fund, Intermediate Bond Fund, Stock Fund, International Multi-Manager Stock Fund, and Kansas Tax-Exempt Bond Fund (individually a "Fund", collectively the "Funds"). The Trust is authorized to offer two classes of shares: Service and Premium. The Premium shares, which have not yet been offered for sale, may be subject to higher 12b-1 distribution fees. Each Fund is currently offered in the Service Class only.

The Funds' investment objectives are as follows:

         Fund                                 Objective
         ----                                 ---------

Money Market Fund                  Seeks to provide investors with current
                                   income, liquidity and the maintenance of a stable net asset value of $1.00 per share.

Short-Term Bond Fund               Seeks to provide investors with as high a
                                   level of current income as is consistent with liquidity and safety of principal.

Intermediate Bond Fund             Seeks to provide investors with a competitive
                                   total return with a high level of current income.

Stock Fund                         Seeks to provide investors with long-term
                                   capital appreciation.

International Multi-Manager        Seeks to provide investors with long-term
Stock Fund                         capital appreciation by investing in equity
                                   securities of issuers based outside the
                                   United States.

Kansas Tax-Exempt Bond Fund        Seeks to preserve capital while producing
                                   current income for the investor that is
                                   exempt from both federal and Kansas state income taxes.

The International Multi-Manager Stock Fund seeks to achieve its objective by investing all of its investable assets in the International Equity Portfolio, a series of the AMR Investment Services Trust (the "Portfolio"). The percentage of the Portfolio owned by the Fund as of April 30, 2001 was approximately 5.01%. The financial statements of the Portfolio, including its schedule of investments, are included elsewhere in this report and should be read in conjunction with the International Multi-Manager Stock Fund's financial statements.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation

Securities of the Money Market Fund are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security. Equity securities held by a Fund are valued at the last reported sales price on the securities exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Debt securities held by a Fund generally are valued based

Continued

American Independence Funds Trust
Notes to Financial Statements
April 30, 2001
(Unaudited)
--------------------------------------------------------------------------------


on mean prices. Short-term debt investments having maturities of 60 days or less are valued at amortized cost, which approximates market value. Investments in investment companies are valued at their net asset values as reported by such companies. The differences between cost and market values of such investments are reflected as unrealized appreciation or depreciation. Securities for which market quotations are not readily available are valued at fair market value by the investment adviser (or the sub-adviser) in accordance with guidelines approved by the Trust's Board of Trustees. Securities may be valued by independent pricing services, approved by the Trust's Board of Trustees, which use prices provided by market makers or estimates of market value obtained from yield data relating to instruments or securities with similar characteristics. Valuation of securities held by the Portfolio is discussed in the accompanying notes to the financial statements for the Portfolio included elsewhere in this report.

Securities Purchased on a When-issued Basis:

Each Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. Normally, the settlement date occurs within one month of the purchase. No payment is made by the Fund and no interest accrues to the Fund during the period between purchase and settlement. The Fund establishes a segregated account in which it maintains cash and marketable securities equal in value to commitments for when-issued securities. The Funds held no such securities as of April 30, 2001.

Repurchase Agreements:

The Funds may enter into repurchase agreements with any bank and broker-dealer which, in the opinion of the Board of Trustees, presents a minimal risk of bankruptcy. Under a repurchase agreement a Fund acquires securities and obtains a simultaneous commitment from the seller to repurchase the securities at a specified time and at an agreed upon yield. The agreements will be fully collateralized and the values of the collateral, including accrued interest, marked-to-market daily. If the seller should default on its obligation to repurchase the securities, a Fund may experience a loss of income and a decrease in the value of any collateral, problems in exercising its rights to the underlying securities and costs and time delays in connection with the disposition of securities.

Security Transactions and Related Income:

The Funds, other than the International Multi-Manager Stock Fund, record security transactions on a trade date basis. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or the accretion of discounts. Dividend income is recorded on the ex-dividend date.

The International Multi-Manager Stock Fund records its share of the investment income, expenses, and unrealized and realized gains and losses of the Portfolio on a daily basis. The income, expenses, and gains and losses are allocated daily to investors in the Portfolio based upon their investments in the Portfolio. Such investments are adjusted based on daily market values.

Expenses:

Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses which are attributable to more than one Fund of the Trust are allocated among the respective funds based on relative net assets or another appropriate basis. In addition to accruing its own expenses, the International Multi-Manager Stock Fund records its proportionate share of the expenses of the Portfolio on a daily basis.

Continued

American Independence Funds Trust
Notes to Financial Statements
April 30, 2001
(Unaudited)
--------------------------------------------------------------------------------

Organizational Costs:

Costs incurred in connection with the organization and initial registration of the Funds have been deferred and are being amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operations. In the event that any of the initial shares are redeemed during such period by any holder thereof, the related Fund will be reimbursed by such holder for any unamortized organizational costs in the proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

Distributions to Shareholders:

Distributions from net investment income for the Money Market Fund, Short-Term Bond Fund, Intermediate Bond Fund and the Kansas Tax-Exempt Bond Fund are declared daily and paid monthly. Distributions from net investment income for the Stock Fund and the International Multi-Manager Stock Fund are declared and paid annually. Distributions from net realized capital gains, if any, are distributed at least annually.

Distributions from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are primarily due to differing treatments for mortgage-backed securities, expiring capital loss carryforwards and deferrals of certain losses.

These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns and distributions) such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. Dividends and distributions to shareholders which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes:

The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

3. Related Party Transactions:

The Trust and INTRUST Financial Services, Inc. (the "Adviser") are parties to an investment advisory agreement under which the Adviser is entitled to receive an annual fee, computed daily and paid monthly, equal to the following percentages of the Funds' average daily net assets: 0.25% of the Money Market Fund; 0.40% of the Short-Term Bond Fund and the Intermediate Bond Fund; 1.00% of the Stock Fund; 0.40% of the International Multi-Manager Stock Fund; and 0.30% of the Kansas Tax-Exempt Bond Fund. The investment advisory agreement for the International Multi-Manager Stock Fund also provides for an investment advisory fee of 1.25% of the average daily net assets of the Fund if the Fund does not invest all of its assets in the Portfolio or another investment company.

Continued

American Independence Funds Trust
Notes to Financial Statements
April 30, 2001
(Unaudited)
--------------------------------------------------------------------------------

The Adviser is party to a sub-investment advisory agreement under which the subadvisers are entitled to receive a fee from the Adviser, computed daily and paid monthly, equal to the following percentages of the Funds' average daily net assets: 0.20% of the Money Market Fund; 0.06% of the Short-Term Bond Fund, the Intermediate Bond Fund and the Kansas Tax Exempt Bond Fund; and 0.45% of the Stock Fund. The individual subadvisers are listed as follows:

     AMR Investment Services, Inc. - The Money Market Fund, the Stock Fund and the International Multi-Manager Stock Fund.

     Barrow, Hanley, Mewhinney & Strauss, Inc. - Retained by AMR to provide portfolio investment management services for the Stock Fund.

     Galliard Capital Management, Inc. - The Short-Term Bond Fund, Intermediate Bond Fund and the Kansas Tax Exempt Bond Fund.

BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), and BISYS Fund Services, Inc. ("BISYS Inc.") are subsidiaries of The BISYS Group, Inc. Certain officers of the Fund are associated with BISYS, which is an Ohio Limited Partnership. Such officers are paid no fees directly by the Funds for serving as officers of the Fund.

The Trust and BISYS (the "Administrator") are parties to an administration agreement under which the Administrator provides services for a fee that is computed daily and paid monthly, based on each Fund's average daily net assets.

The Trust and BISYS (the "Distributor") are parties to a distribution agreement under which shares of the Funds are sold on a continuous basis. Each class is subject to a distribution plan (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. As provided under the Plans, the Trust will pay the Distributor up to an annual rate of 0.25% of the average daily net assets of the Service Shares of each Fund and 0.75% of the average daily net assets of the Premium Shares of each Fund.

BISYS Inc. serves the Funds as Transfer Agent and Fund Accountant. Under the terms of the Transfer Agent and Fund Accounting agreements, BISYS Inc., receives from each fund a minimum annual fee, plus out of pocket charges.

Other financial organizations ("Service Organizations"), including affiliates of the Adviser, also may provide administrative services for the Funds, such as maintaining shareholder accounts and records. The Funds may pay fees to Service Organizations in amounts up to an annual rate of 0.25% of the average daily net assets of the Funds' shares owned by shareholders with whom the Service Organizations have a servicing relationship.

Fees may be voluntarily reduced to assist the Funds in maintaining competitive expense ratios. For the Kansas Tax-Exempt Bond Fund, fees are waived to maintain total annual operating expenses at an annual rate of no more than 0.60% of average daily net assets.

Additional information regarding related party transactions is as follows for the six months ended April 30, 2001:

                                                                    Service
                                                 Investment       organization
                                                advisory fees         fees            12b-1 fees        Transfer agent
                                                   waived            waived             waived           fees waived
                                                   ------            ------             ------           -----------
Money Market Fund                                $ 42,394           $ 72,068           $105,983           $  5,010
Short-Term Bond Fund                               53,256             43,145             63,448              4,992
Intermediate Bond Fund                             25,038             38,752             56,989              5,030
Stock Fund                                         53,941             70,539            103,734              3,883
International Multi-Manager Stock Fund             14,269             48,696             71,612              4,258
Kansas Tax-Exempt Bond Fund                        85,648            118,844            174,772              3,774

Continued

American Independence Funds Trust
Notes to Financial Statements
April 30, 2001
(Unaudited)
--------------------------------------------------------------------------------

4. Shares of Beneficial Interest:

The Trust has an unlimited number of shares of beneficial interest, with a par value of $0.001, which may, without shareholder approval, be divided into an unlimited number of series of such shares and any series may be classified or reclassified into one or more classes. Currently, shares of the Trust are authorized to be offered through eleven series and two classes: Service and Premium. As of and for the six months ended April 30, 2001, no shareholders were in the Premium class. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series.

5. Securities Transactions:

The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities) during the six months ended April 30, 2001 were as follows:

                                                 Purchases            Sales
                                                 ---------            -----
Short-Term Bond Fund                            $15,986,291        $21,165,348
Intermediate Bond Fund                           10,118,278         11,970,522
Stock Fund                                       12,565,761         15,457,302
Kansas Tax-Exempt Bond Fund                         442,786          4,410,420

6. Concentration of Credit Risk:

The Money Market Fund's policy of concentrating more than 25% of its total assets in the banking industry, could increase the Fund's exposure to economic or regulatory developments relating to or affecting banks. Banks are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make and the interest rates and fees they can charge. The financial condition of banks is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. In addition, general economic conditions may affect the financial condition of banks.

The Kansas Tax-Exempt Bond Fund invests in debt instruments of municipal issuers, primarily in Kansas. The issuers' abilities to meet their obligations may be affected by economic developments in Kansas or a region of the state. The Fund invests in securities, which include revenue bonds, tax-exempt commercial paper, tax and revenue anticipation notes, and general obligation bonds. At April 30, 2001, the Fund had the following concentrations by industry sector (as a percentage of total investments):

Development                                   5.31%
Education                                     0.80%
Facilities                                    6.47%
General Obligation                           56.07%
Higher Education                              1.79%
Medical                                       7.73%
Multi-family Housing                          0.63%
Mutual Funds                                  2.84%
Nursing Home                                  0.27%
Pollution                                     0.89%
Single-family Housing                         1.10%
Transportation                                2.44%
Utilities                                     8.79%
Water                                         4.87%
                                              -----
                                            100.00%
                                            =======

American Independence Funds Trust
Notes to Financial Statements
April 30, 2001
(Unaudited)
--------------------------------------------------------------------------------

7.  New Accounting Pronouncement

In November, 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The requirements of the new audit guide will change the presentation of the Funds' financial statements. These changes are not expected to have any material impact on the net assets of the Funds.

AMERICAN INDEPENDENCE FUNDS TRUST
Money Market Fund

--------------------------------------------------------------------------------
Financial Highlights, Service Shares
--------------------------------------------------------------------------------


                                                            For the
                                                        Six Months ended        For the            For the              For the
                                                         April 30, 2001       Year ended         Year ended           Year ended
                                                          (Unaudited)       October 31, 2000   October 31, 1999    October 31, 1998
                                                       -----------------    ----------------   ----------------    ----------------
Net Asset Value, Beginning of Period                    $          1.000     $         1.000    $         1.000     $         1.000
                                                       -----------------    ----------------   ----------------    ----------------
Investment Activities
   Net investment income                                           0.028               0.058              0.046               0.050
   Net realized gains on investment transactions                      -- **               --                 --                  --
                                                       -----------------    ----------------   ----------------    ----------------
   Total from Investment Activities                                0.028               0.058              0.046               0.050
                                                       -----------------    ----------------   ----------------    ----------------
Distributions
   Net investment income                                          (0.028)             (0.058)            (0.046)             (0.050)
                                                       -----------------    ----------------   ----------------    ----------------
   Total Distributions                                            (0.028)             (0.058)            (0.046)             (0.050)
                                                       -----------------    ----------------   ----------------    ----------------
   Net change in net asset value                                      --                  --                 --                  --
                                                       -----------------    ----------------   ----------------    ----------------
Net Asset Value, End of Period                           $         1.000     $         1.000              1.000     $         1.000
                                                       =================    ================   ================    ================
Total Return                                                        2.82%(b)            5.95%              4.70%               5.13%
Ratios/Supplemental Data:
Net assets at end of year (000)                          $        76,725     $        73,727     $       97,364     $        50,746
Ratio of expenses to average net assets                             0.58%(c)            0.60%              0.59%               0.67%
Ratio of net investment income to average net assets                5.64%(c)            5.76%              4.61%               5.04%
Ratio of expenses to average net assets*                            1.11%(c)            1.13%              1.13%               1.03%

                                                              January 23,
                                                               1997 to
                                                              October 31,
                                                               1997 (a)
                                                           ---------------
Net Asset Value, Beginning of Period                       $         1.000
                                                           ---------------
Investment Activities
   Net investment income                                             0.038
   Net realized gains on investment transactions                        --
                                                           ---------------
   Total from Investment Activities                                  0.038
                                                           ---------------
Distributions
   Net investment income                                            (0.038)
                                                           ---------------
   Total Distributions                                              (0.038)
                                                           ---------------
   Net change in net asset value                                        --
                                                           ---------------
Net Asset Value, End of Period                             $         1.000
                                                           ---------------
Total Return                                                          3.86%(b)
Ratios/Supplemental Data:
Net assets at end of year (000)                            $        55,566
Ratio of expenses to average net assets                               0.71%(c)
Ratio of net investment income to average net assets                  4.92%(c)
Ratio of expenses to average net assets*                              1.11%(c)

* During the period, certain fees were contractually and/or voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
**  The amount is less than $0.005.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Short-Term Bond Fund

--------------------------------------------------------------------------------
Financial Highlights, Service Shares
--------------------------------------------------------------------------------

                                                                 For the
                                                             Six Months ended        For the          For the            For the
                                                              April 30, 2001       Year ended        Year ended        Year ended
                                                               (Unaudited)      October 31, 2000  October 31, 1999  October 31, 1998
                                                             ----------------   ----------------  ----------------  ----------------
Net Asset Value, Beginning of Period                          $        9.96       $        9.90     $       10.20     $       10.08
                                                             ----------------   ----------------  ----------------  ----------------
Investment Activities
   Net investment income                                               0.28                0.56              0.53              0.57
   Net realized and unrealized gains/(losses) on investments           0.22                0.06             (0.30)             0.12
                                                             ----------------   ----------------  ----------------  ----------------
   Total from Investment Activities                                    0.50                0.62              0.23              0.69
                                                             ----------------   ----------------  ----------------  ----------------
Distributions
   Net investment income                                              (0.28)              (0.56)            (0.53)            (0.57)
   Net realized gains on investments                                     --                  --(b)             --                --
   In excess of net realized gains                                       --                  --(b)             --                --
                                                             ----------------   ----------------  ----------------  ----------------
   Total Distributions                                                (0.28)              (0.56)            (0.53)            (0.57)
                                                             ----------------   ----------------  ----------------  ----------------
   Net change in net asset value                                       0.22                0.06             (0.30)             0.12
                                                             ----------------   ----------------  ----------------  ----------------
Net Asset Value, End of Period                                $       10.18       $        9.96     $        9.90     $       10.20
                                                             ================   ================  ================  ================
Total Return (excludes sales charge)                                   5.09% (c)           6.47%             2.35%             6.96%
Ratios/Supplemental Data:
Net assets at end of year (000)                               $      49,249       $      51,984     $      61,302     $      61,371
Ratio of expenses to average net assets                                0.64% (d)           0.64%             0.65%             0.67%
Ratio of net investment income to average net assets                   5.63% (d)           5.64%             5.31%             5.59%
Ratio of expenses to average net assets*                               1.29% (d)           1.29%             1.30%             1.13%
Portfolio turnover rate                                               37.12%              57.96%            58.94%            55.75%

                                                               January 21,
                                                                 1997 to
                                                               October 31,
                                                                 1997 (a)
                                                              -------------
Net Asset Value, Beginning of Period                          $       10.00
                                                              -------------
Investment Activities
   Net investment income                                               0.42
   Net realized and unrealized gains/(losses) on investments           0.08
                                                              -------------
   Total from Investment Activities                                    0.50
                                                              -------------
Distributions
   Net investment income                                              (0.42)
   Net realized gains on investments                                     --
   In excess of net realized gains                                       --
                                                              -------------
   Total Distributions                                                (0.42)
                                                              -------------
   Net change in net asset value                                       0.08
                                                              -------------
Net Asset Value, End of Period                                $       10.08
                                                              =============
Total Return (excludes sales charge)                                   5.13% (c)
Ratios/Supplemental Data:
Net assets at end of year (000)                               $      52,682
Ratio of expenses to average net assets                                0.78% (d)
Ratio of net investment income to average net assets                   5.48% (d)
Ratio of expenses to average net assets*                               1.25% (d)
Portfolio turnover rate                                               84.41% (c)

* During the period, certain fees were contractually and/or voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(a) Period from commencement of operations.
(b) Distribution per share was less than $0.005.
(c) Not annualized.
(d) Annualized.

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund

--------------------------------------------------------------------------------
Financial Highlights, Service Shares
--------------------------------------------------------------------------------

                                                                 For the
                                                             Six Months ended        For the           For the           For the
                                                              April 30, 2001       Year ended        Year ended        Year ended
                                                               (Unaudited)      October 31, 2000  October 31, 1999  October 31, 1998
                                                             ----------------   ----------------  ----------------  ----------------
Net Asset Value, Beginning of Period                          $        9.82       $        9.86     $       10.43    $       10.21
                                                             ----------------   ----------------  ----------------  ----------------
Investment Activities
    Net investment income                                              0.29                0.58              0.57             0.59
    Net realized and unrealized gains/(losses)
      on investments                                                   0.32               (0.04)            (0.56)            0.22
                                                             ----------------   ----------------  ----------------  ----------------
    Total from Investment Activities                                   0.61                0.54              0.01             0.81
                                                             ----------------   ----------------  ----------------  ----------------
Distributions
    Net investment income                                             (0.29)              (0.58)            (0.57)           (0.59)
    In excess of net realized gains                                      --                  --             (0.01)              --
                                                             ----------------   ----------------  ----------------  ----------------
    Total Distributions                                               (0.29)              (0.58)            (0.58)           (0.59)
                                                             ----------------   ----------------  ----------------  ----------------
    Net change in net asset value                                      0.32               (0.04)            (0.57)            0.22
                                                             ----------------   ----------------  ----------------  ----------------
Net Asset Value, End of Period                                $       10.14       $        9.82     $        9.86    $       10.43
                                                             ================   ================  ================  ================
Total Return (excludes sales charge)                                   6.21% (b)           5.75%             0.11%            8.16%
Ratios/Supplemental Data:
Net assets at end of year (000)                               $      45,690       $      46,092     $      56,091    $      52,993
Ratio of expenses to average net assets                                0.75% (c)           0.76%             0.76%            0.78%
Ratio of net investment income to average net assets                   5.71% (c)           6.01%             5.69%            5.74%
Ratio of expenses to average net assets*                               1.30% (c)           1.31%             1.31%            1.14%
Portfolio turnover rate                                               22.91%              37.86%            46.98%           39.07%

                                                               January 21,
                                                                 1997 to
                                                               October 31,
                                                                 1997 (a)
                                                              -------------
Net Asset Value, Beginning of Period                          $       10.00
                                                              -------------
Investment Activities
    Net investment income                                              0.45
    Net realized and unrealized gains/(losses)
      on investments                                                   0.21
                                                              -------------
    Total from Investment Activities                                   0.66
                                                              -------------
Distributions
    Net investment income                                             (0.45)
    In excess of net realized gains                                      --
                                                              -------------
    Total Distributions                                               (0.45)
                                                              -------------
    Net change in net asset value                                      0.21
                                                              -------------
Net Asset Value, End of Period                                $       10.21
                                                              =============
Total Return (excludes sales charge)                                   6.77% (b)
Ratios/Supplemental Data:
Net assets at end of year (000)                               $      46,492
Ratio of expenses to average net assets                                0.90% (c)
Ratio of net investment income to average net assets                   5.83% (c)
Ratio of expenses to average net assets*                               1.27% (c)
Portfolio turnover rate                                              108.73% (b)

* During the period, certain fees were contractually and/or voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Stock Fund

--------------------------------------------------------------------------------
Financial Highlights, Service Shares
--------------------------------------------------------------------------------

                                                                 For the
                                                            Six Months ended       For the           For the             For the
                                                             April 30, 2001       Year ended       Year ended          Year ended
                                                              (Unaudited)      October 31, 2000  October 31, 1999   October 31, 1998
                                                           -----------------   ----------------  ----------------   ----------------
Net Asset Value, Beginning of Period                         $       11.09       $       10.33    $        12.07     $        11.31
                                                           -----------------   ----------------  ----------------   ----------------
Investment Activities
   Net investment income                                              0.08                0.18              0.11               0.07
   Net realized and unrealized gains/(losses)
     on investments                                                   1.35                1.09             (0.03)              1.28
                                                           -----------------   ----------------  ----------------   ----------------
   Total from Investment Activities                                   1.43                1.27              0.08               1.35
                                                           -----------------   ----------------  ----------------   ----------------
Distributions
   Net investment income                                             (0.18)              (0.11)            (0.09)             (0.05)
   Net realized gains on investments                                    --               (0.21)            (1.73)             (0.54)
   In excess of net realized gains                                      --               (0.19)               --                 --
                                                           -----------------   ----------------  ----------------   ----------------
   Total Distributions                                               (0.18)              (0.51)            (1.82)             (0.59)
                                                           -----------------   ----------------  ----------------   ----------------
   Net change in net asset value                                      1.25                0.76             (1.74)              0.76
                                                           -----------------   ----------------  ----------------   ----------------
Net Asset Value, End of Period                               $       12.34       $       11.09    $        10.33     $        12.07
                                                           =================   ================  ================   ================
Total Return (excludes sales charge)                                 13.13% (b)          13.39%             0.56%             12.49%
Ratios/Supplemental Data:
Net assets at end of year (000)                              $      87,599       $      83,791    $      103,380     $      100,524
Ratio of expenses to average net assets                               1.31% (c)           1.26%             1.29%              1.32%
Ratio of net investment income to average net assets                  1.39% (c)           1.76%             0.89%              0.66%
Ratio of expenses to average net assets*                              1.87% (c)           1.83%             1.84%              1.70%
Portfolio turnover rate                                              15.14%              87.85%           112.35%            102.36%

                                                               January 21,
                                                                1997 to
                                                               October 31,
                                                                1997 (a)
                                                             -------------
Net Asset Value, Beginning of Period                         $       10.00
                                                             -------------
Investment Activities
   Net investment income                                              0.04
   Net realized and unrealized gains/(losses)
     on investments                                                   1.27
                                                             -------------
   Total from Investment Activities                                   1.31
                                                             -------------
Distributions
   Net investment income                                                --
   Net realized gains on investments                                    --
   In excess of net realized gains                                      --
                                                             -------------
   Total Distributions                                                  --
                                                             -------------
   Net change in net asset value                                      1.31
                                                             -------------
Net Asset Value, End of Period                               $       11.31
                                                             =============
Total Return (excludes sales charge)                                 13.10% (b)
Ratios/Supplemental Data:
Net assets at end of year (000)                              $      79,834
Ratio of expenses to average net assets                               1.41% (c)
Ratio of net investment income to average net assets                  0.63% (c)
Ratio of expenses to average net assets*                              1.80% (c)
Portfolio turnover rate                                              71.76% (b)

* During the period, certain fees were contractually and/or voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
International Multi-Manager Stock Fund

--------------------------------------------------------------------------------
Financial Highlights, Service Shares
--------------------------------------------------------------------------------

                                                                For the
                                                           Six Months ended          For the           For the           For the
                                                            April 30, 2001         Year ended        Year ended        Year ended
                                                             (Unaudited)        October 31, 2000  October 31, 1999  October 31, 1998
                                                           ----------------     ----------------  ----------------  ----------------
Net Asset Value, Beginning of Period                        $       12.70         $       13.15     $       11.14     $       10.97
                                                           ----------------     ----------------  ----------------  ----------------
Investment Activities
   Net investment income                                             0.07                  0.16              0.21              0.18
   Net realized and unrealized gains/(losses)
     on investments                                                 (0.11)                 0.17              1.95              0.21
                                                           ----------------     ----------------  ----------------  ----------------
   Total from Investment Activities                                 (0.04)                 0.33              2.16              0.39
                                                           ----------------     ----------------  ----------------  ----------------
Distributions
   Net investment income                                            (0.08)                (0.18)            (0.15)            (0.13)
   Net realized gains on investments                                (1.53)                (0.60)               --             (0.09)
                                                           ----------------     ----------------  ----------------  ----------------
   Total Distributions                                              (1.61)                (0.78)            (0.15)            (0.22)
                                                           ----------------     ----------------  ----------------  ----------------
   Net change in net asset value                                    (1.65)                (0.45)             2.01              0.17
                                                           ----------------     ----------------  ----------------  ----------------
Net Asset Value, End of Period                              $       11.05         $       12.70     $       13.15     $       11.14
                                                           ================     ================  ================  ================
Total Return (excludes sales charge)                                (0.54%)(b)             2.16%            19.61%             3.61%
Ratios/Supplemental Data:
Net assets at end of year (000)                             $       56,562        $      60,169     $      63,441     $      55,505
Ratio of expenses to average net assets                              1.18% (c)             1.15%             1.09%             1.29%
Ratio of net investment income to average net assets                 1.03% (c)             1.17%             1.57%             1.55%
Ratio of expenses to average net assets*                             1.67% (c)             1.63%             1.57%             1.59%
Portfolio turnover rate (d)                                         12.00%                45.05%            62.67%            23.54%

                                                              January 20,
                                                               1997 to
                                                              October 31,
                                                               1997 (a)
                                                            -------------
Net Asset Value, Beginning of Period                        $       10.00
                                                            -------------
Investment Activities
   Net investment income                                             0.11
   Net realized and unrealized gains/(losses)
     on investments                                                  0.86
                                                            -------------
   Total from Investment Activities                                  0.97
                                                            -------------
Distributions
   Net investment income                                               --
   Net realized gains on investments                                   --
                                                            -------------
   Total Distributions                                                 --
                                                            -------------
   Net change in net asset value                                     0.97
                                                            -------------
Net Asset Value, End of Period                              $       10.97
                                                            =============
Total Return (excludes sales charge)                                 9.70% (b)
Ratios/Supplemental Data:
Net assets at end of year (000)                             $      41,135
Ratio of expenses to average net assets                              1.42% (c)
Ratio of net investment income to average net assets                 1.91% (c)
Ratio of expenses to average net assets*                             1.75% (c)
Portfolio turnover rate (d)                                         15.00%

* During the period, certain fees were contractually and/or voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover rate represents that of the International Equity
Portfolio.

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund

--------------------------------------------------------------------------------
Financial Highlights, Service Shares
--------------------------------------------------------------------------------

                                                                For the
                                                            Six Months ended         For the          For the           For the
                                                             April 30, 2001        Year ended       Year ended         Year ended
                                                              (Unaudited)       October 31, 2000  October 31, 1999  October 31, 1998
                                                            ----------------    ----------------  ----------------  ----------------
Net Asset Value, Beginning of Period                        $        10.35       $        10.12    $        10.90    $        10.73
                                                            ----------------    ----------------  ----------------  ----------------
Investment Activities
  Net investment income                                               0.23                 0.47              0.47              0.53
  Net realized and unrealized gains/(losses)
    on investments                                                    0.21                 0.23             (0.73)             0.20
                                                            ----------------    ----------------  ----------------  ----------------
  Total from Investment Activities                                    0.44                 0.70             (0.26)             0.73
                                                            ----------------    ----------------  ----------------  ----------------
Distributions
  Net investment income                                              (0.23)               (0.47)            (0.47)            (0.53)
  Net realized gains on investments                                     --                   --                --             (0.03)
  In excess of net realized gains                                       --                   --             (0.05)               --
                                                            ----------------    ----------------  ----------------  ----------------
  Total Distributions                                                (0.23)               (0.47)            (0.52)            (0.56)
                                                            ----------------    ----------------  ----------------  ----------------
  Net change in net asset value                                       0.21                 0.23             (0.78)             0.17
                                                            ----------------    ----------------  ----------------  ----------------
Net Asset Value, End of Period                              $        10.56       $        10.35    $        10.12    $        10.90
                                                            ================    ================  ================  ================
Total Return (excludes sales charge)                                  4.28% (c)            7.10%            (2.51%)            7.01%
Ratios/Supplemental Data:
Net assets at end of year (000)                             $      139,775       $      140,633    $      145,607    $      132,917
Ratio of expenses to average net assets                               0.60% (d)            0.60%             0.54%             0.21%
Ratio of net investment income to average net assets                  4.40% (d)            4.62%             4.44%             4.90%
Ratio of expenses to average net assets*                              1.14% (d)            1.12%             1.14%             1.00%
Portfolio turnover rate                                               0.32%                5.88%            21.26%            13.51%

                                                             September 1,
                                                               1997 to
                                                              October 31,           Years ended August 31, (a)
                                                               1997 (b)               1997              1996
                                                            --------------       --------------    --------------
Net Asset Value, Beginning of Period                        $        10.66       $        10.51    $        10.63
                                                            --------------       --------------    --------------
Investment Activities
  Net investment income                                               0.09                 0.55              0.56
  Net realized and unrealized gains/(losses)
    on investments                                                    0.07                 0.19             (0.12)
                                                            --------------       --------------    --------------
  Total from Investment Activities                                    0.16                 0.74              0.44
                                                            --------------       --------------    --------------
Distributions
  Net investment income                                              (0.09)               (0.59)            (0.56)
  Net realized gains on investments                                     --                   --                --
  In excess of net realized gains                                       --                   --                --
                                                            --------------       --------------    --------------
  Total Distributions                                                (0.09)               (0.59)            (0.56)
                                                            --------------       --------------    --------------
  Net change in net asset value                                       0.07                 0.15             (0.12)
                                                            --------------       --------------    --------------
Net Asset Value, End of Period                              $        10.73       $        10.66    $        10.51
                                                            ==============       ==============    ==============
Total Return (excludes sales charge)                                  1.51% (c)            7.27%             4.23%
Ratios/Supplemental Data:
Net assets at end of year (000)                             $      103,616       $       96,780    $       72,065
Ratio of expenses to average net assets                               0.21% (d)            0.21%             0.21%
Ratio of net investment income to average net assets                  5.10% (d)            5.20%             5.31%
Ratio of expenses to average net assets*                              0.82% (d)            0.62%             0.51%
Portfolio turnover rate                                               5.87% (c)            8.78%            12.71%

* During the period, certain fees were contractually and/or voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(a) Formerly the Kansas Tax-Free Income Portfolio of the SEI Tax-Exempt Trust.
(b) For the period from September 1, 1997, through October 31, 1997. The Kansas Tax-Exempt Bond Fund changed its fiscal year end from August 31 to October 31.
(c) Not annualized.
(d) Annualized.

                       See Notes to Financial Statements

American Independence Funds Trust
Shareholder Vote
April 30, 2001
(Unaudited)
--------------------------------------------------------------------------------

A special shareholder meeting was held on November 15, 2000. At the meeting, Shareholders of the Stock Fund voted on the approval of a new investment sub-advisory agreement between AMR Investment Services, Inc. ("AMR") and Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow, Hanley") with respect to the Fund, pursuant to which AMR and Barrow, Hanley would continue to serve as sub-advisors of the Fund.


Shares Voted For:                                                  7,193,367.026
Shares Against:                                                            0.000
Shares Abstained:                                                      6,796.523

                     {THIS PAGE INTENTIONALLY LEFT BLANK.}

                     {THIS PAGE INTENTIONALLY LEFT BLANK.}

International Review

     Returns for investors in the international and emerging markets disappointed as evidence mounted that the U.S. economy, the world's largest, had slowed significantly and would hamper world growth as profit warnings became a regular occurrence. The developed international markets, as measured by the MSCI EAFE Index, ended the six-month fiscal period down 8.0% in U.S. dollar terms. The emerging markets, as measured by the MSCI EMF Index, fell 7.3% for the same period. The markets continued to be driven by valuation consideration with value stocks minimizing investors' downside as evidenced by the EAFE Value Index return -2.7% versus a return of -13.4% for the EAFE Growth Index.

     During much of the fiscal period, growth slowed in most developed and emerging markets while inflation concerns in the Euro zone emerged. Most countries in the Euro zone reported inflation above the European Central Bank's
(ECB) two percent target. In December, the Euro, after weakening throughout much of 2000 and despite slowing growth in Europe, rebounded more than 10% off its November lows, owing to a faulty perception that Europe would be viewed as a safe haven from the impending U.S. slowdown.

     During the first three months of 2001, international markets took their cue from the U.S. equity markets, as investors faced renewed worries about the extent of the global economic slowdown. Investors widely expected the ECB to cut interest rates, since there were slowing growth forecasts. As of the end of March, the ECB was the only significant central bank in the developed markets not to cut rates despite inflation above its target level. Higher energy prices and a weaker Euro all contributed to higher inflation. In Germany, the government passed pension reform legislation, albeit in a weaker form than previously hoped, as they struggled to reform and streamline the country's labor system. The United Kingdom was dominated by the outbreak of foot-and-mouth disease, which decimated the farming industry. The outbreak also had knock-on effects on the tourism industry as travelers avoided rural areas or the U.K. entirely. In Japan, the Bank of Japan returned to a zero interest rate policy in late March as it became clear that the economy had slipped back into a deflationary cycle. Japan is the first major economy to experience true deflation since the 1930's. As feared last quarter, Japan's third quarter GDP growth estimate was revised down to -2.4%, setting the stage for a renewed recession.

     During the last six weeks of the period, international stocks rebounded, dramatically driven by global rate cuts and signs that corporate earnings had finally begun to stabilize. The string of earnings shortfall announcements began to abate as technology and telecommunications stocks, which were particularly hard hit during the earlier months of 2001, led the rally. Even with its recent gains, the technology sector remains significantly behind the EAFE Index for the year. Cyclical industries also rallied on expectations that rate cuts would lead to improved economic conditions in the future. Conversely, sectors viewed as economically defensive, such as consumer staples and health, lagged in this environment. Separately, in Japan, the election of a new Prime Minister triggered a rally on increased hopes for economic reform, as banks would be forced to write off non-performing loans and government borrowing would be limited.

     Despite the negative performance for the period, the aggressive easing by central banks and late rally has buoyed investor sentiment. Our managers believe economic growth may strengthen later in the year as interest rate cuts take full effect.

          Top 10 Holdings as of April 30, 2001 (Unaudited)

          AVENTIS SA                                            2.3%
          TOTAL FINA ELF                                        1.9%
          PHILIPS ELECTRONICS NV                                1.8%
          ING GROEP NV                                          1.7%
          TELEFONICA SA                                         1.7%
          E ON AG                                               1.5%
          AKZO NOBEL NV                                         1.5%
          BAE SYSTEMS                                           1.5%
          ENI                                                   1.4%
          REPSOL YPF SA                                         1.4%

Country Allocation as of April 30, 2001

                                        International Equity        MSCI
                                               Fund              EAFE Index
                                      ---------------------------------------
Euro Currency
                        France                     9.4%                11.5%
                        Germany                    7.8%                 8.7%
                        Netherlands                6.9%                 5.6%
                        Spain                      4.5%                 3.2%
                        Italy                      3.3%                 4.7%
                        Ireland                    2.2%                 0.7%
                        Finland                    2.3%                 2.3%
                        Portugal                   1.0%                 0.5%
                        Austria                    0.4%                 0.2%
                        Belgium                    0.0%                 0.9%
                                      ---------------------------------------
Total Euro                                        37.7%                38.4%

UK                                                20.8%                21.4%

                        Switzerland                6.1%                 6.6%
                        Sweden                     3.2%                 2.3%
                        Norway                     1.4%                 0.5%
                        Denmark                    0.2%                 0.9%
                                      ---------------------------------------
Other Non -Euro                                   10.9%                10.2%

Japan                                             15.7%                24.0%

                        Hong Kong                  3.0%                 2.1%
                        Singapore                  2.6%                 0.9%
                        Australia                  3.7%                 2.9%
                        New Zealand                1.5%                 0.1%
                        South Korea                0.6%                 0.0%
                        Malaysia                   0.2%                 0.0%
                                      ---------------------------------------
Other Asia                                        11.6%                 6.0%

                        Canada                     2.8%                 0.0%
                        Mexico                     0.6%                 0.0%
                                      ---------------------------------------
Other                                              3.4%                 0.0%

Total                                            100.0%               100.0%
                                      =======================================

AMR INVESTMENT SERVICES TRUST PORTFOLIOS
Statements of Assets and Liabilities
April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:


   Investments in securities at value * ....................... $  1,336,574,000
   Cash, including foreign currency ...........................       12,381,000
   Unrealized appreciation on foreign
      currency contracts ......................................               --
   Dividends and interest receivable ..........................        4,561,000
   Reclaims receivable ........................................          211,000
   Receivable for investments sold ............................        7,082,000
   Receivable for variation margin on open futures contracts ..          382,000
   Deferred organization costs ................................               --
   Other assets ...............................................               --
                                                                ----------------
          Total assets ........................................    1,361,191,000
                                                                ----------------
LIABILITIES:
   Payable for investments purchased ..........................          841,000
   Payable upon return of securities loaned ...................      200,216,000
   Payable for portfolio redemptions ..........................               --
   Payable for variation margin on open futures contracts .....               --
   Management and investment advisory
      fees payable (Note 2) ...................................          955,000
   Accrued organization costs .................................            1,000
   Unrealized depreciation on foreign
      currency contracts ......................................        2,451,000
   Other liabilities ..........................................          128,000
                                                                ----------------
       Total liabilities ......................................      204,592,000
                                                                ----------------
Net assets applicable to investors'
      beneficial interests .................................... $  1,156,599,000
                                                                ================

* Cost of investments ......................................... $  1,307,199,000

AMR INVESTMENT SERVICES TRUST PORTFOLIOS
Statements of Operations
Six Months Ended April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------


INVESTMENT INCOME:
     Interest income ............................................  $  1,741,000
     Dividend income (net of foreign taxes of $2,043,000) .......    10,481,000
     Income derived from commission recapture ...................        96,000
     Income derived from securities lending, net ................       362,000
                                                                   ------------
             Total investment income ............................    12,680,000
                                                                   ------------
EXPENSES:
     Management and investment advisory
       fees (Note 2) ............................................     1,988,000
     Custodian fees .............................................       610,000
     Professional fees ..........................................        24,000
     Other expenses .............................................        21,000
             Total expenses .....................................     2,643,000
                                                                   ------------
Net investment income ...........................................    10,037,000
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on:
        Investments .............................................    41,791,000
        Foreign currency transactions ...........................   (21,913,000)
        Futures .................................................    (9,656,000)
     Change in net unrealized appreciation or depreciation of:
         Investments ............................................  (145,432,000)
         Futures contracts ......................................     4,035,000
         Change in net unrealized depreciation of foreign
          currency
          Foreign currency translations .........................   119,512,000
           Net gain (loss) on investments .......................   (11,663,000)
                                                                   ------------
Net increase (decrease) in net assets resulting from
   operations ...................................................  $ (1,626,000)
                                                                   ============

 AMR INVESTMENT SERVICES TRUST PORTFOLIOS
 Statements of Changes in Net Assets

--------------------------------------------------------------------------------

                                                                            Six-Months Ended      Year Ended
                                                                                April 30,         October 31,
                                                                                  2001               2000
                                                                           ------------------ -------------------
                                                                              (Unaudited)
INCREASE IN NET ASSETS:
OPERATIONS:
      Net investment income ..............................................    $    10,037,000   $    28,013,000
      Net realized gain (loss) on investments, futures
         and foreign currency transactions ...............................         10,222,000       143,304,000
      Net change in unrealized appreciation
         or depreciation of investments, futures and
         foreign currency translations ...................................        (21,885,000)     (117,997,000)
                                                                           ------------------ -------------------
              Net increase (decrease) in net assets
                 resulting from operations ...............................         (1,626,000)       53,320,000
                                                                           ------------------ -------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
      Contributions ......................................................        459,247,000     1,485,799,000
      Withdrawals ........................................................       (469,746,000)   (1,712,523,000)
                                                                           ------------------ -------------------
              Net increase (decrease) in net assets resulting
                 from transactions in investors'
                 beneficial interests ....................................        (10,499,000)     (226,724,000)
                                                                           ------------------ -------------------
Net increase (decrease) in net assets ....................................        (12,125,000)     (173,402,000)
                                                                           ------------------ -------------------
NET ASSETS:
    Beginning of period ..................................................      1,168,723,000     1,342,125,000
                                                                           ------------------ -------------------
    End of period ........................................................    $ 1,156,598,000   $ 1,168,723,000
                                                                           ================== ====================


-----------------------------------------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS:
-----------------------------------------------------------------------------------------------------------------


RATIOS:
      Expenses to average net assets (annualized) ..........................             0.47%             0.44%
      Net investment income to average net assets (annualized) .............             1.77%             1.93%
      Portfolio turnover rate ..............................................               12%               45%

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Notes to Financial Statements
April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

     The AMR Investment Services Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a no load, open-end management investment company which was organized as a trust under the laws of the State of New York pursuant to a Declaration of Trust dated as of June 27, 1995 and amended on August 11, 1995. The AMR Investment Services International Equity Portfolio (the "Portfolio") is one of the portfolios of the Trust. The Portfolio commenced active operations on November 1, 1995. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.

     AMR Investment Services, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services.

     The following is a summary of the significant accounting policies followed by the Portfolio.

  Security Valuation

     Equity securities that are primarily traded on domestic securities exchanges are valued at the last quoted sales price on a designated exchange prior to the close of trading on the New York Stock Exchange (the "Exchange") or, lacking any current sales, on the basis of the last current bid price prior to the close of trading on the Exchange. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Over-the-counter equity securities are valued on the basis of the last bid price on that date prior to the close of trading. Debt securities (other than short-term securities) normally will be valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In some cases, the prices of debt securities may be determined using quotes obtained from brokers. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures approved by the Trust's Board of Trustees (the "Board"). Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method.

  Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Portfolio. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for amortization of premiums or accretion of discounts on investment grade short-term securities and zero coupon instruments. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

  Currency Translation

     All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the bid price of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The Portfolio includes that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain on investments, as appropriate.

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AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Notes to Financial Statements
April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------


  Forward Foreign Currency Contracts

     The Portfolio may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of portfolio securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation.

   Futures Contracts

     The Portfolio may enter into financial futures contracts which are contracts to buy a standard quantity of securities at a specified price on a future date. Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price established each day by the board of trade or exchange on which they are traded.

  Federal Income and Excise Taxes

     The Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of sub-chapter M of the Internal Revenue Code.

  Deferred Organization Expenses

     Expenses incurred by the Portfolio in connection with its organization are being amortized on a straight-line basis over a five-year period.

  Use of Estimates

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

2.   Transactions with Affiliates

  Management Agreement

     The Trust and the Manager are parties to a Management Agreement which obligates the Manager to provide or oversee the provision of all administrative, investment advisory and portfolio management services. Investment assets of the Portfolio are managed by multiple investment advisers which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Portfolio an annualized fee equal to .10% of the average daily net assets of the Portfolio plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Portfolio. Management fees are paid as follows (dollars in thousands):

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AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Notes to Financial Statements
April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------


                                          Amount paid to     Net Amount paid to
Management Fee Rate   Management Fee   Investment Advisors        Manager
-------------------   --------------   -------------------        -------
    .25% - .70%           $1,988             $1,420                 $568


  Other

     Certain officers or trustees of the Portfolio are also current or former officers or employers of the Manager or American. The Portfolio makes no direct payments to its officers. Unaffiliated trustees and their spouses are provided free unlimited air transportation on American. However, the Portfolio compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. For the year ended April 30, 2001, the cost of air transportation was not material to the Portfolio.

3.   Investment Transactions

     The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended April 30, 2001 were $129,250,000 and $204,294,000, respectively.

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AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Notes to Financial Statements
April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

4.   Commitments

     In order to protect itself against a decline in the value of particular foreign currencies against the U.S. dollar, the Portfolio has entered into forward contracts to deliver or receive foreign currency in exchange for U.S. dollars as described below. The Portfolio bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Portfolio also bears the credit risk if the counterparty fails to perform under the contract. At April 30, 2001, the Portfolio had outstanding forward foreign currency contracts as follows:


Contracts to Deliver
--------------------
(amounts in thousands)                         Settlement                                       Unrealized
                                                  Date                    Value                Gain/(Loss)
                                           ------------------       ----------------        -----------------
        1,572,352     Australian Dollar          5/1/01               $     803,068           $           30
          595,586     Euro Currency              5/2/01                     528,018                    (140)
      130,766,907     Japanese Yen               5/7/01                   1,058,541                  (2,266)
          346,899     Pound Sterling             5/2/01                     496,344                      373
          269,884     Swiss Franc                5/2/01                     155,568                       66
        2,411,350     Hong Kong Dollar           5/2/01                     314,187                     (18)
          588,000     Swedish Krona              5/2/01                      57,248                     (50)

                                                                    ----------------        -----------------
Total contracts to deliver
(Receivable amount $3,410,969)                                        $   3,412,974           $        2,005
                                                                    ================        =================

Contracts to Receive
(amounts in thousands)

        3,200,000     Australian Dollar          5/9/01               $   1,632,294           $     (25,626)
        5,000,000     Canadian Dollar            5/9/01                   3,254,978                    1,888
        8,135,000     Swiss Franc                5/8/01                   4,690,746                (241,599)
       25,270,144     Euro Currency              5/9/01                  22,418,206              (1,090,215)
       10,000,000     Pound Sterling             5/9/01                  14,301,520                (358,480)
    1,813,430,884     Japanese Yen               5/9/01                  14,701,469                (655,257)
       15,000,000     Swedish Krona              5/9/01                   1,462,705                 (86,882)

                                                                    ----------------        -----------------
Total contracts to receive
(Payable amount $60,005,747)                                          $  62,461,918           $  (2,456,171)
                                                                    ================        =================


AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Notes to Financial Statements
April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

5.   Securities Lending

     The Portfolio participates in a securities lending program under which securities are loaned to selected institutional investors. All such loans require collateralization with cash, securities of the U.S. Government and its agencies or letters of credit that at all times equal at least 100% of the market value of the loaned securities plus accrued interest. The Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of securities fail financially. The Portfolio receives the interest on the collateral less any fees and rebates paid to agents and transferees of securities. The Portfolio also continues to receive interest on the securities loaned, and any gain or loss in the market price of securities loaned that may occur during the term of the loan will be for the account of the Portfolio.

     At April 30, 2001, securities with a market value of approximately $199,646,447 were loaned by the Portfolio. The custodian for the Portfolio held an investment in the AMR Investments Enhanced Yield Business Trust and the American Select Cash Reserve Fund (the "Funds") totaling $200,215,629. In addition, the custodian held non-cash collateral totaling $9,284,314. The Manager serves as Trustee and as investment adviser to the Funds. The Manager receives from the Funds annualized fees equal to 0.10% of the average daily net assets.

6.   Commission Recapture

     The Portfolios of the Trust have established brokerage commission recapture arrangements with certain brokers or dealers. If a Portfolio investment adviser chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolios.

7.   Futures Contracts

     A summary of obligations under these financial instruments at April 30, 2001 is as follows:


                                                                                   Unrealized
                                                                 Market           Appreciation/
Type of Future                Expiration       Contracts          Value          (Depreciation)
-------------------------   --------------   -------------   ---------------   ------------------
Hang Seng Index                May 2001               21       $ 1,801,385        $    13,951
Spain IBEX Index               May 2001               34         2,952,796             26,181
Sweden OMX Index               May 2001              226         2,049,920             10,313
Australia Allord Index         June 2001              62         2,644,412             80,911
Canada S&P Index               June 2001              71         4,253,993             26,248
France CAC Index               June 2001             210        10,409,663            705,614
Germany DAX Index              June 2001              57         7,934,186            385,649
Italy MIB Index                June 2001              24         4,323,985            204,574
Japan Nikkei 300 Index         June 2001             955        21,367,381          1,488,039
UK FTSE Index                  June 2001             231        19,817,659            741,319


AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments
April 30, 2001
(Unaudited)

--------------------------------------------------------------------------------

                                                   Shares            Value
                                              ---------------------------------
                                                     (dollars in thousands)

STOCKS - 90.50%
AUSTRALIA COMMON STOCK - 3.37%
Australia & New Zealand Banking Group             1,456,861     $   10,425,000
Cable and Wireless Optus, 144a (Note A)           1,407,803          2,554,000
CSR Limited                                       1,850,000          5,055,000
Iluka Resources                                     360,594            906,000
Mayne Nickless Limited                              965,000          3,152,000
News Corporation Preferred Rights                   345,000          2,784,000
QBE Insurance Group Limited                       1,787,918         10,319,000
WMC Limited                                         785,000          3,773,000
                                                                --------------
     TOTAL AUSTRALIA COMMON STOCK                                   38,968,000
                                                                --------------

AUSTRIA - 0.71%
PREFERRED STOCK - 0.36%
Bayer Hypo Vereins AG                                76,000          4,212,000
                                                                --------------
       TOTAL AUSTRIA PREFERRED STOCK                                 4,212,000
                                                                --------------

COMMON STOCK - 0.35%
Boehler-Uddeholm                                     34,505          1,359,000
Evn Energie-Versorgung Niederoesterreich AG          13,380            396,000
VA Technologie AG, 144a (Note A)                     11,000            366,000
Wienerberger Baust                                   97,000          1,902,000
                                                                --------------
       TOTAL AUSTRIA COMMON STOCK                                    4,023,000
                                                                --------------
   TOTAL AUSTRIA                                                     8,235,000
                                                                --------------

CANADA COMMON STOCK - 2.56%
Alcan Aluminum Limited                              125,000          5,561,000
BCE, Incorporated                                   215,420          5,382,000
Canadian National Railway Company                   101,300          4,022,000
Canadian Natural Resources Limited                   33,037          1,029,000
Husky Energy Incorporated                           240,000          2,484,000
Manulife Financial Corporation                      278,057          7,006,000
Transcanada Pipelines Limited                       351,000          4,152,000
                                                                --------------
   TOTAL CANADA COMMON STOCK                                        29,636,000
                                                                --------------

DENMARK COMMON STOCK - 0.17%
Tele Danmark AS                                      52,000          1,977,000
                                                                --------------
   TOTAL DENMARK COMMON STOCK                                        1,977,000
                                                                --------------

FINLAND COMMON STOCK - 2.10%
Enso-Gutzeit OY, "R"                                212,000          2,387,000
Konecranes International                             96,000          3,064,000
Metsa-Serla OY, "B"                                 100,000            749,000
Metso OYJ                                           160,564          1,624,000
Nordic Baltic Holdings                              442,300          2,647,000
UPM-Kymmene OY                                      442,770         13,877,000
                                                                --------------
   TOTAL FINLAND COMMON STOCK                                       24,348,000
                                                                --------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments
April 30, 2001
(Unaudited)

--------------------------------------------------------------------------------

                                                   Shares            Value
                                              ---------------------------------
                                                     (dollars in thousands)

FRANCE COMMON STOCK - 8.32%
Alcatel Alsthom CG                                   25,000            813,000
Aventis SA                                          343,847         26,612,000
Axa SA                                               96,046         11,324,000
Banque Nationale de Paris                           136,070         12,087,000
BIC SA                                               95,420          3,653,000
Lagardere S.C.A                                      86,800          5,040,000
Michelin (CGDE)                                      57,500          1,907,000
Pechiney SA                                          51,800          2,723,000
Saint Gobain                                         19,484          2,936,000
Suez Lyonn Eaux                                      25,800          3,811,000
Total Fina                                          147,339         21,945,000
Vivendi Universal SA                                 48,625          3,365,000
                                                                --------------
   TOTAL FRANCE COMMON STOCK                                        96,216,000
                                                                --------------

GERMANY COMMON STOCK - 6.67%
Allianz AG                                           17,625          5,070,000
BASF AG                                              57,000          2,450,000
BAYER AG                                             90,000          3,790,000
Bayer Hypo Vereins                                  153,700          8,568,000
Boss (Hugo) AG                                       22,550          6,789,000
Depfa DT Pfander                                     75,390          5,013,000
Duetsche Post AG                                    166,000          2,829,000
E. On AG                                            331,325         16,669,000
Fresenius Medical Care AG                            32,550          1,530,000
Gehe AG                                             118,800          4,739,000
Krones AG                                           105,000          3,770,000
Merck KGAA                                           94,000          3,283,000
Muenchener Rueckversicherung AG, DEM 10              13,676          3,897,000
Muenchener Rueckversicherung AG, DEM 5                  293             21,000
Thyssen Krupp AG                                    120,700          1,876,000
Volkswagen AG                                        78,500          3,897,000
Vossloh AG                                          138,145          2,915,000
                                                                --------------
       TOTAL GERMANY COMMON STOCK                                   77,106,000
                                                                --------------

HONG KONG COMMON STOCK - 2.72%
Cheung Kong Holdings Limited                        330,000          3,671,000
Henderson Land Development Company                1,142,000          5,243,000
Hong Kong Electric Holdings                       1,685,900          5,750,000
Huaneng Power International                       9,286,000          5,358,000
Hutchinson Whampoa Limited                          165,000          1,772,000
South China Morning Post                          7,133,000          4,550,000
Swire Pacific                                       918,200          5,063,000
                                                                --------------
   TOTAL HONG KONG COMMON STOCK                                     31,407,000
                                                                --------------

IRELAND COMMON STOCK - 1.95%
Allied Irish Banks                                  880,480          9,679,000
Elan Corporation PLC                                 78,800          3,952,000
Greencore Group                                   1,377,830          3,164,000
Jefferson Smurfit                                 3,112,022          5,794,000
                                                                --------------
   TOTAL IRELAND COMMON STOCK                                       22,589,000
                                                                --------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments
April 30, 2001
(Unaudited)

--------------------------------------------------------------------------------

                                                   Shares            Value
                                              ---------------------------------
                                                     (dollars in thousands)

ITALY COMMON STOCK - 2.95%
Alleanza Assicuraz                                  242,100          3,063,000
BCA Naz Del Lavoro                                1,030,000          3,278,000
Eni SPA                                           2,352,195         16,100,000
Sao Paolo Imi SPA                                   219,980          3,072,000
STET Telecom Italia                                 777,970          8,642,000
                                                                --------------
       TOTAL ITALY COMMON STOCK                                     34,155,000
                                                                --------------

JAPAN COMMON STOCK - 14.18%
Best Denki Company                                  300,000          1,360,000
Canon, Incorporated                                 368,000         14,448,000
Circle K Japan Company                              160,300          4,684,000
Fujitsu                                             430,000          5,917,000
Hitachi Limited                                     681,000          6,604,000
Kanamoto Company                                    310,000          1,355,000
KAO Corporation                                     245,000          6,227,000
Komatsu                                             711,000          4,029,000
Makita Corporation                                  105,000            674,000
Matsushita Electric Industrial Company              164,000          2,735,000
Matsuzakaya Company                                 500,000          1,295,000
Mizuho Holdings                                         729          4,491,000
Namco                                               231,900          4,543,000
NEC Corporation                                      76,000          1,387,000
Nikko Securities Company Limited                    364,000          3,094,000
Nintendo Company Limited                             84,900         13,676,000
Nippon Telephone & Telegraph Company                    600          3,813,000
Nissan Motor Company                              1,281,000          8,783,000
Nomura Securities                                   300,000          6,338,000
NTT Mobile Communication                                309          6,353,000
Okumura Corporation                                 700,000          2,935,000
Orix Corporation                                     29,900          2,612,000
Promise Company Limited                              56,800          4,644,000
Sankyo Company                                      283,000          5,910,000
Sanyo Shinpan Finance Company                       113,100          4,486,000
Shohkoh Fund and Company Limited                     38,010          5,695,000
Sony Corporation                                    166,800         12,476,000
Sumitomo Mitsui Banking Corporation                 403,800          3,772,000
Sumitomo Trust & Banking                            412,000          2,798,000
Takefuji Corporation                                 98,800          7,742,000
TDK Corporation                                      24,300          1,412,000
Welfide                                             457,000          3,947,000
Yamanouchi Pharmaceutical Company Limited            72,000          1,993,000
Yasuda Fire and Marine Insurance Company            288,000          1,762,000
                                                                --------------
   TOTAL JAPAN COMMON STOCK                                        163,990,000
                                                                --------------

LUXEMBOURG COMMON STOCK - 0.22%
Stolt-Nielsen SA, "B"                               152,000          2,533,000
                                                                --------------
   TOTAL LUXEMBOURG COMMON STOCK                                     2,533,000
                                                                --------------

MALAYSIA COMMON STOCK - 0.16%
Golden Hope Plantations BHD                       2,383,053          1,894,000
                                                                --------------
   TOTAL MALAYSIA COMMON STOCK                                       1,894,000
                                                                --------------

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Schedule of Investments
April 30, 2001
(Unaudited)

--------------------------------------------------------------------------------

                                                   Shares            Value
                                              ---------------------------------
                                                     (dollars in thousands)

MEXICO COMMON STOCK - 0.52%
America Movil S.A. de C.V                           104,000          1,914,000
Industrias Penoles                                  430,000            507,000
Telmex ADR                                          104,000          3,598,000
                                                                --------------
   TOTAL MEXICO COMMON STOCK                                         6,019,000
                                                                --------------

NETHERLANDS COMMON STOCK - 6.21%
ABM Ambro Holdings NV                               284,100          5,717,000
Akzo Nobel NV                                       400,396         16,666,000
CNH Global NV                                       240,000          1,385,000
Ing Groep NV                                        280,069         19,111,000
Kon KPN NV                                          338,000          4,129,000
Philips Electronics NV                              679,177         19,936,000
Vedior NV                                           106,125          1,082,000
Wolters Kluwer                                      138,300          3,823,000
                                                                --------------
   TOTAL NETHERLANDS COMMON STOCK                                   71,849,000
                                                                --------------

NEW ZEALAND COMMON STOCK - 1.31%
Carter Holt Harvey Limited                        1,205,889            910,000
Fisher & Paykel Limited                             880,000          3,156,000
Fletcher Building Limited                         2,134,654          2,068,000
Telecom Corporation of New Zealand                3,363,162          9,054,000
                                                                --------------
   TOTAL NEW ZEALAND COMMON STOCK                                   15,188,000
                                                                --------------

NORWAY COMMON STOCK - 1.43%
DNB Holdings, AS                                    810,000          3,555,000
Kvaerner Industries AS, Series A                    349,877          2,572,000
Norsk Hydro AS                                       90,000          3,921,000
Nycomed AS, Series B                                324,320          2,455,000
Telenor AS                                          860,800          4,033,000
                                                                --------------
   TOTAL NORWAY COMMON STOCK                                        16,536,000
                                                                --------------

PORTUGAL COMMON STOCK - 0.91%
Electric De Portugal                              1,224,200          3,322,000
Portugal Telecom                                    739,730          7,175,000
                                                                --------------
   TOTAL PORTUGAL COMMON STOCK                                      10,497,000
                                                                --------------

SINGAPORE COMMON STOCK - 2.34%
Development Bank of Singapore Group Holdings        540,795          4,721,000
Creative Technology                                 453,100          4,179,000
Overseas Chinese Bank                               547,650          3,307,000
United OverSeas Bank                              2,234,225         14,842,000
                                                                --------------
   TOTAL SINGAPORE COMMON STOCK                                     27,049,000
                                                                --------------

SPAIN COMMON STOCK - 4.08%
Banco Popular Espanol                                84,000          2,997,000
Endesa SA                                           279,245          4,701,000
Iberdrola SA                                        200,357          2,954,000
NH Hoteles SA                                       120,179          1,597,000
Repsol SA (RG)                                      857,740         15,893,000
Telefonica de Espana                              1,128,538         19,090,000
                                                                --------------
   TOTAL SPAIN COMMON STOCK                                         47,232,000
                                                                --------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments
April 30, 2001
(Unaudited)

--------------------------------------------------------------------------------

                                                   Shares            Value
                                              ---------------------------------
                                                     (dollars in thousands)

SOUTH KOREA COMMON STOCK - 0.57%
Hynix Semiconductor                                 340,000            874,000
Kookmin Bank GDR, 144a (Note A)                     208,356          2,365,000
Korea Electric Power Corporation                     80,860          1,397,000
LG Electronics, Incorporated                        182,000          1,935,000
                                                                --------------
   TOTAL SOUTH KOREA COMMON STOCK                                    6,571,000
                                                                --------------

SWEDEN COMMON STOCK - 2.97%
Assidoman AB, 144a (Note A)                          72,800          1,602,000
Astrazeneca                                          27,847          1,301,000
Autoliv, Incorporated                               125,000          2,495,000
Electrolux AB, "B"                                  770,510         12,716,000
Foreningssparbk                                     208,000          2,461,000
Investor AB                                         436,000          5,327,000
Stora Enso OY, Series A                              62,062            695,000
Stora Enso OY, Series R                             152,602          1,722,000
Svedala Industries, "A" Free                        180,000          3,119,000
Volvo AB                                            170,000          2,855,000
                                                                --------------
   TOTAL SWEDEN COMMON STOCK                                        34,293,000
                                                                --------------

SWITZERLAND COMMON STOCK - 5.57%
ABB AG                                               90,586          6,527,000
Clariant                                             12,700          3,507,000
Geberit International AG                             14,046          3,676,000
Novartis AG                                           4,558          7,083,000
Roche Holdings AG                                       411          2,952,000
Saurer AG                                             7,932          3,338,000
Schweitz Ruckversiche                                 2,500          4,921,000
Sig Schweitz Industries AG                          107,680         11,730,000
Sulzer AG                                            10,750          6,259,000
Zurich Financial Services Group                      40,429         14,379,000
                                                                --------------
   TOTAL SWITZERLAND COMMON STOCK                                   64,372,000
                                                                --------------

UNITED KINGDOM - 18.51%
Alliance and Lei PLC                                779,700          8,913,000
Allied Domecq PLC                                 1,646,884         10,084,000
BAA PLC                                             645,750          5,673,000
BAE Systems, PLC                                  3,482,353         16,492,000
BG Group PLC                                        470,587          1,852,000
BP Amoco                                            870,930          7,813,000
British American Tobacco Industries PLC             429,775          3,487,000
British Energy PLC                                  538,750          2,366,000
British Telecommunications                        1,151,323          9,192,000
Cadbury Schweppes                                   609,020          3,755,000
Celltech Group                                      559,618          9,688,000
Chubb PLC                                         2,303,042          5,437,000
Commercial Union PLC                                279,100          3,874,000
Diageo                                              487,743          5,129,000
GKN PLC                                             131,600          1,420,000
Great Universal Stores PLC                          710,830          5,487,000
Hanson PLC                                        2,029,670         13,751,000
HSBC Holdings PLC                                   558,465          7,359,000
Imperial Chemical Industries PLC                    412,000          2,440,000

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

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments
April 30, 2001
(Unaudited)

--------------------------------------------------------------------------------

                                                   Shares            Value
                                              ---------------------------------
                                                     (dollars in thousands)

Innogy Holdings                                     460,000          1,357,000
Invensys                                          1,973,908          4,138,000
Kidde PLC                                           715,000            665,000
Lattice Group                                       470,587            879,000
Lloyds TSB Group PLC                                613,919          6,382,000
Marks & Spencer                                     500,000          1,917,000
National Grid Group PLC                             631,300          4,832,000
National Power PLC                                  460,000          1,979,000
Northern Foods PLC                                1,000,000          1,752,000
PowerGen PLC                                        473,000          4,832,000
Prudential Corporation                              285,865          3,346,000
Reed International PLC                              393,350          3,900,000
Rolls Royce Vickers LTD                             700,000          2,133,000
Royal Bank of Scotland PLC                          181,324          4,200,000
Safeway PLC                                         709,677          3,270,000
Shell Transportation & Trading Company PLC          535,000          4,467,000
Smiths Industries                                   681,500                 --
Smiths Industries PLC                               693,880          8,280,000
Stagecoach Holdings                               1,370,000          1,152,000
Tesco PLC                                         2,141,700          7,661,000
Tomkins                                           1,445,538          3,237,000
Unilever PLC                                      1,927,918         14,565,000
United Business Media PLC                           322,024          3,350,000
United Business Media PLC                           455,892          1,598,000
                                                                --------------
   TOTAL UNITED KINGDOM                                            214,104,000
                                                                --------------
   TOTAL STOCKS                                                  1,046,764,000
                                                                --------------

SHORT TERM INVESTMENTS - 25.06%
American Select Cash Reserve Fund               232,769,687        232,770,000
AMR Investments Enhanced Yield Business Trust    57,040,302         57,040,000
                                                                --------------
     TOTAL SHORT TERM INVESTMENTS                                  289,810,000
                                                                --------------

TOTAL INVESTMENTS - 115.56% (Cost $1,307,199)                    1,336,574,000
                                                                --------------

LIABILITIES, NET OF OTHER ASSETS (-15.56%)                        (179,975,000)
                                                                --------------

TOTAL NET ASSETS - 100%                                         $1,156,599,000
                                                                ==============

Based on the cost of investments of $1,311,305,000 for federal income tax purposes at April 30, 2001, the aggregate gross unrealized appreciation was $424,946,000, the aggregate gross unrealized depreciation was $399,677,000, and the net unrealized appreciation of investments was $25,269,000.

(A) Rates associated with United States Government Bonds represent yield to maturity from time of purchase.

(A) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $6,886 or .60% of net assets.

ABBREVIATIONS:

ADR - American Depository Receipt
GDR - Global Depository Receipt

AMR Investment Services International Equity Portfolio
Industry Diversification
April 30, 2001
(Unaudited)

--------------------------------------------------------------------------------

                                                              Percent of
                                                              Net Assets
                                                              ----------
Consumer Discretionary .................................        12.25%
Consumer Staples .......................................         5.27%
Energy .................................................         5.97%
Finance ................................................        24.32%
Healthcare .............................................         6.80%
Industrials ............................................        11.78%
Information Technology .................................         3.08%
Materials ..............................................         7.75%
Private Placement ......................................         0.21%
Telecommunication Services .............................         7.35%
Utilities ..............................................         5.72%
Short-Term Investments .................................        25.06%
Other Assets ...........................................       -15.56%
                                                          -------------------
          Net Assets ...................................       100.00%
                                                          ===================

Net Assets                                                   1,156,598,643
                                                          ===================

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